                                                              File Nos. 33-19293
                                                                        811-5474
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                      ACT OF 1933                   [ X ]

                   Pre-Effective Amendment No. ____                 [   ]


                    Post-Effective Amendment No. 10                 [ X ]

                                     and/or

                 REGISTRATION STATEMENT UNDER THE INVESTMENT
                           COMPANY ACT OF 1940                      [ X ]


                            Amendment No. 11

                        (Check appropriate box or boxes)

                       PRESIDENTIAL VARIABLE  ACCOUNT ONE
                           (Exact Name of Registrant)

                      PRESIDENTIAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               69 Lydecker Street
                             Nyack, New York  10960
             (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (914) 358-2300

                            Herbert Kurz, President
                      Presidential Life Insurance Company
                               69 Lydecker Street
                             Nyack, New York 10960
                    (Name and Address of Agent for Service)



                      Title of Securities Being Registered
                      ------------------------------------
                                Flexible Payment
                           Deferred Annuity Contracts



It is proposed that this filing will become effective:


                 immediately upon filing pursuant to paragraph (b) of Rule 485
         -----
           X     on May 1, 1998 pursuant to paragraph (b) on Rule 485
         -----
                 60 days after filing pursuant to paragraph (a) of Rule 485
         -----
                 on (date) pursuant to paragraph (a) of Rule 485
         -----

                       PRESIDENTIAL VARIABLE ACCOUNT ONE

                             Cross Reference Sheet

                              Part A - Prospectus

Item Number in Form N-4                            Caption
-----------------------                            -------
1. Cover Page ...............................      Cover Page

2. Definitions ..............................      Definitions

3. Synopsis .................................      Highlights; Fee Tables;
                                                   Examples; Explanation of
                                                   Fee Tables and Examples

4. Condensed Financial Information ..........      Condensed Financial
                                                   Information - Accumulation
                                                   Unit Values

5. General Description of Registrant,
   Depositor and Portfolio Companies........       Description of the Company
                                                   and the Separate Account;
                                                   Anchor Series Trust

6. Deductions ...............................      Contract Charges

7. General Description of Variable Annuity
   Contracts ................................      Description of the
                                                   Contracts

8. Annuity Period ...........................      Annuity Period

9. Death Benefit ............................      Description of the
                                                   Contracts; Annuity Period

10. Purchases and Contract Value ............      Purchases and Contract
                                                   Value

11. Redemptions .............................      Purchases and Contract
                                                   Value

12. Taxes ...................................      Taxes

13. Legal Proceedings .......................      Legal Proceedings

14. Table of Contents of Statement
    of Additional Information................      Table of Contents of the
                                                   Statement of Additional
                                                   Information

                  Part B - Statement of Additional Information

         Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement. The cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------
15. Cover Page ..............................      Cover Page

16. Table of Contents........................      Table of Contents

17. General Information and History..........      Company

18. Services ................................      Not Applicable

19. Purchase of Securities Being Offered ....      Purchase Payments(P)

20. Underwriters ............................      Distributors

21. Calculation of Performance Data .........      Yield Calculations for
                                                   Money Market Division

22. Annuity Payments ........................      Annuity Payments

23. Financial Statements ....................      Financial Statements


                                     Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            PROSPECTUS - MAY 1, 1998

--------------------------------------------------------------------------------
                       FLEXIBLE PAYMENT VARIABLE ANNUITY
                                   CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY

                      PRESIDENTIAL LIFE INSURANCE COMPANY
                               IN CONNECTION WITH

                       PRESIDENTIAL VARIABLE ACCOUNT ONE


    HOME OFFICE:
    69 LYDECKER STREET
    NYACK, NEW YORK 10960
    (914) 358-2300
CORRESPONDENCE ACCOMPANIED                     ALL OTHER CORRESPONDENCE,
BY PAYMENTS:                                   ANNUITY SERVICE CENTER:
  P.O. BOX 100357                              P.O. BOX 54299
  PASADENA, CALIFORNIA 91189-0357              LOS ANGELES, CALIFORNIA 90054-0299
                                               TELEPHONE NUMBER: (800) 537-3642

     The Variable Annuity Contracts ("Contract(s)") offered by this Prospectus provide for accumulation of Contract Values and payment of annuity benefits on a variable basis. The Contracts are available for retirement plans which do not qualify for the special Federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the Federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). See "Taxes -- Qualified Plans" for a detailed discussion.

     The minimum initial Purchase Payment for a Contract issued on a Non-Qualified basis is $1,000. Additional Purchase Payments may be made in amounts of at least $500. The minimum Purchase Payment for a Contract issued on a Qualified basis is $100.


     Purchase Payments are allocated among eleven of the twelve Divisions of Presidential Variable Account One ("Separate Account"), a separate account of Presidential Life Insurance Company ("Company") and/or the Company's General Account, as directed by the Contract Owner. Each of the eleven Divisions of the Separate Account is invested solely in the shares of one of the eleven Portfolios of Anchor Series Trust ("Trust"). The Trust is registered under the Investment Company Act of 1940.



     The eleven Portfolios currently available are Foreign Securities Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Natural Resources Portfolio, Growth and Income Portfolio, Strategic Multi-Asset Portfolio, Multi-Asset Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government and Quality Bond Portfolio and Money Market Portfolio. Purchase payments may no longer be allocated to the Target '98 Portfolio.


     The current General Account allocation option pays a fixed rate of interest declared by the Company for one year from the date amounts are allocated to it.

     Contract Owners bear the complete investment risk for all Purchase Payments allocated to the Separate Account.

     This Prospectus concisely sets forth the information a prospective investor ought to know before investing. Additional information about the Contracts is contained in the Statement of Additional Information which is available at no charge. The Table of Contents of the Statement of Additional Information can be found on Page 24 of the Prospectus. For a copy of the Statement of Additional Information, call or write the Company at the Annuity Service Center.

INQUIRIES:

     Any inquiries may be made over the telephone to the Annuity Service Center listed above or to the representative from whom this Prospectus was obtained.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS WILL ONLY BE MADE AVAILABLE IN THE STATE OF NEW YORK.


    This Prospectus is dated May 1, 1998.

                               TABLE OF CONTENTS


                            ITEM                              PAGE
                            ----                              ----
DEFINITIONS.................................................    2
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
EXAMPLES....................................................    7
EXPLANATION OF FEE TABLES AND EXAMPLES......................    7
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................    8
YIELD CALCULATION FOR MONEY MARKET DIVISION.................    9
DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT.........    9
     Company................................................    9
     Separate Account.......................................    9
FINANCIAL STATEMENTS........................................   10
ANCHOR SERIES TRUST.........................................   10
     Equity Portfolios......................................   10
     Managed Portfolios.....................................   10
     Fixed Income Portfolios................................   11
     Contract Owners in Target '98 Portfolio................   11
     Voting Rights..........................................   12
     Substitution of Securities.............................   12
CONTRACT CHARGES............................................   12
     Mortality and Expense Risk Charge......................   12
     Administrative Charges.................................   12
       Administrative Expense Charge........................   12
       Annual Contract Charge...............................   12
     Sales Charges..........................................   13
       Withdrawal Charge....................................   13
       Annuity Charge.......................................   13
     Deduction for Separate Account Income Taxes............   13
     Other Expenses.........................................   13
     Reduction of Charges, Credits or Bonus Guaranteed
      Interest Rates for Sales to Certain Groups............   13
DESCRIPTION OF THE CONTRACTS................................   14
     Voting Rights of Contract Owner........................   14
     Transfer During Accumulation Period....................   14
     Modification of the Contract...........................   14
     Assignment.............................................   14
     Death of the Annuitant.................................   15
     Death of the Contract Owner............................   15
     Beneficiary............................................   15
ANNUITY PERIOD..............................................   16
     Annuity Date...........................................   16
     Annuity Options........................................   16
     Other Options..........................................   17
     Allocation of Annuity Payments.........................   17
     Transfer During Annuity Period.........................   18
PURCHASES AND CONTRACT VALUE................................   18
     Minimum Purchase Payment...............................   18
     Allocation of Purchase Payments........................   18
     Accumulation Unit Value................................   19
     Distribution of Contracts..............................   19
     Withdrawals (Redemptions)..............................   19
     ERISA Plans............................................   20
ADMINISTRATION..............................................   20
TAXES.......................................................   21
     General................................................   21
     Withholding Tax on Distributions.......................   21
     Diversification........................................   22
     Multiple Contracts.....................................   22
     Tax Treatment of Assignments...........................   22
     Tax Treatment of Withdrawals -- Non-Qualified
      Contracts.............................................   22
     Qualified Plans........................................   23
     Tax Treatment of Withdrawals -- Qualified Contracts....   24
     Tax Sheltered Annuities -- Withdrawal Limitations......   24
LEGAL PROCEEDINGS...........................................   24
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................   25


                                       (i)

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

    The following terms, as used in this Prospectus, have the indicated meanings:

ACCUMULATION PERIOD --
    The period between the Issue Date of the Contract and the Annuity Date, the build-up phase of the Contract.

ACCUMULATION UNIT --
    A unit of measurement which the Company uses to calculate Contract Value during the Accumulation Period.

ANNUITANT --
    The person designated in the application to receive or who actually receives annuity payments. Annuity payments involving life contingencies depend on the continuation of the Annuitant's life.

ANNUITIZATION --
    The process by which a Contract Owner converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Annuitant receives periodic annuity payments.

ANNUITY DATE --
    The date on which annuity payments are to begin.

ANNUITY PERIOD --
    The period starting on the Annuity Date.

ANNUITY UNIT --
    A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

BENEFICIARY --
    The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Contract Owner.

CONTRACT(S) --
    The flexible payment variable annuity contracts offered by this Prospectus.

CONTRACT OWNER OR OWNER --
    The Contract Owner is named in the application, unless changed, and has all rights under the Contract.

CONTRACT VALUE --
    The sum of the values of the Contract Owner's interest in the General Account and Separate Account Divisions.

CONTRACT YEAR --
    The period between anniversaries of the Issue Date of a Contract.

DIVISION OR SEPARATE ACCOUNT DIVISION --
    A Division of the Separate Account invested wholly in shares of one of the Portfolios of the Trust.

DUE PROOF OF DEATH --
    (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at time of death; or (4) any other proof satisfactory to the Company.

FIXED ANNUITY --
    A series of payments that are fixed in amount and made during the Annuity Period to a payee under a Contract.

GENERAL ACCOUNT --
    The Company's general investment account which contains all the assets of the Company, with the exception of the Separate Account and other segregated asset accounts.

ISSUE DATE --
    The date on which the first Contract Year begins.

NON-QUALIFIED PLAN --
    A retirement plan which does not receive favorable tax treatment under Sections 403(b) or 408 of the Internal Revenue Code.

PORTFOLIO --
    One of the investment options available in the Trust.

PURCHASE PAYMENTS --
    Amounts paid to the Company by a Contract Owner.

QUALIFIED PLAN --
    A retirement plan which receives favorable tax treatment under Sections 403(b) or 408 of the Internal Revenue Code.

SEPARATE ACCOUNT OR ACCOUNT --
    A segregated investment account entitled "Presidential Variable Account One" established by the Company.

TRUST --
    Anchor Series Trust.

VALUATION DATE --
    The Separate Account will be valued each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD --
    The period commencing at 4:00 p.m. New York time on each Valuation Date and ending at 4:00 p.m. New York time on the next succeeding Valuation Date.

VARIABLE ANNUITY --
    A series of payments made during the Annuity Period which varies in amount in accordance with the investment experience of the Separate Account Divisions.

WITHDRAWAL CHARGE --
    The contingent deferred sales charge assessed against certain withdrawals or annuitizations.

WITHDRAWAL VALUE --
    Contract Value, less any premium tax payable if the Contract is being annuitized, minus any applicable Withdrawal Charge.

--------------------------------------------------------------------------------

                                   HIGHLIGHTS
--------------------------------------------------------------------------------

    This Prospectus describes the uses and objectives of the Contracts, their costs, and the rights and privileges of the Owner. It also contains information about the Company, the Separate Account and its Divisions, and the Portfolios in which the Divisions invest. We urge you to read it carefully and retain it and the Prospectus for the Trust for future reference. (The Prospectus for the Trust is attached to and follows this Prospectus).

WHAT IS THE CONTRACT?

    The Contract offered is a tax deferred annuity which provides fixed benefits, variable benefits or a combination of both. Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the Company at its Administrative Service Center or in such other manner as deemed acceptable to the Company. The minimum and maximum of Purchase Payments vary depending upon the type of Contract purchased.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

    The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Date. After the Annuity Date, annuity payments will be made to a designated payee for the life of the Annuitant or a period certain or a combination thereof. The Company assumes mortality and expense risks under the Contracts, for which it receives certain compensation.

    The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk before and after the Annuity Date is assumed by the Owner or other payee; the amounts of the annuity payments vary with the investment performance of the Divisions of the Separate Account selected by the Owner. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by the Company and the amounts of the annuity payments do not vary.

HOW MAY PURCHASE PAYMENTS BE ALLOCATED?

    Purchase Payments for the Contracts may be allocated pursuant to instructions in the application to one or more Divisions of the Separate Account, and/or to the Company's General Account. The Separate Account invests in shares of the following Portfolios (see "Anchor Series Trust"):


                * FOREIGN SECURITIES                                * MULTI-ASSET
                * CAPITAL APPRECIATION                              * HIGH-YIELD
                * GROWTH                                            * FIXED INCOME
                * NATURAL RESOURCES                                 * GOVERNMENT AND QUALITY BOND
                * GROWTH AND INCOME                                 * MONEY MARKET
                * STRATEGIC MULTI-ASSET


    Purchase Payments allocated to the General Account will earn interest at the current rate then being offered by the Company for a one year period beginning on the date amounts are allocated to it.

    Prior to the Annuity Date, transfers may be made among the Divisions and/or the General Account. Fifteen transfers are permitted before a transfer fee will be assessed. (See "Description of the Contracts -- Transfer During Accumulation Period").

MAY WITHDRAWALS BE MADE BEFORE ANNUITIZATION?

    Except as explained below, Contract Value may be withdrawn at any time during the Accumulation Period. In addition to potential losses due to investment risks, withdrawals may be reduced by a Withdrawal Charge, and a penalty tax and income tax may apply. Contracts in connection with Qualified Plans may be subject to additional restrictions imposed by the plan. There is a free withdrawal amount which applies to the first withdrawal during a Contract Year after the first Contract Year. (See "Contract Charges -- Sales
Charges -- Withdrawal Charge"). Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with Individual Retirement Annuities ("IRAs") may choose to withdraw amounts which in the aggregate add up to 10% of their Purchase Payments annually pursuant to a systematic withdrawal program without charge. (See "Purchases and Contract Value -- Systematic Withdrawal Program"). Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2.

    Owners should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

CAN I EXAMINE THE CONTRACT?

    The Contract Owner may return the Contract to the Company within 10 days after it is received by delivering or mailing it to the Company's Administrative Service Center. If the Contract is returned to the Company, it will be terminated and the Company will pay the Owner an amount equal to the Contract Value represented by the Contract on the date it is received by the Company.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

    A mortality and expense risk charge is assessed daily against the assets of each Division at an annual rate of 1.25%. An administrative expense charge is assessed daily against the assets of each Divisions at an annual rate of 0.15%. The Contracts also provide for certain deductions and charges, including an Annual Contract Charge of $30 annually, which is guaranteed not to increase. The Contract permits up to 15 free transfers each Contract Year, after which point a $25 transfer fee is applicable to each subsequent transfer. Additionally, a Withdrawal Charge may be assessed against the Contract Value when a withdrawal is made within six years of making the Purchase payment (6% of the amount withdrawn). (See "Contract Charges").

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

    A death benefit is provided in the event of the death of the Owner during the Accumulation Period. The death benefit is equal to the greater of: (1) the Contract Value upon receipt of Due Proof of Death or (2) the total of Purchase Payments made prior to the death of the Owner, minus any partial withdrawals and/or partial annuitizations and contract charges. (See "Description of the Contracts -- Death of the Annuitant").

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?

    There are three available annuity options under the Contract. They include an annuity for life with installments guaranteed, a joint and survivor annuity, and monthly payments for a specified number of years. If a Contract Owner does not elect otherwise, monthly annuity payments generally will be made under the first option to provide a life annuity with 120 monthly payments certain. (See "Annuity Period -- Annuity Options").

DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?

    Owners will have the right to vote on matters affecting the Portfolios to the extent that proxies are solicited by the Trust. If the Owner does not vote, the Company will vote such interests in the same proportion as it votes shares for which it has received instructions. (See "Anchor Series Trust -- Voting Rights").

--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------

                      CONTRACT OWNER TRANSACTION EXPENSES

(a)  Withdrawal Charge (as a percentage of amount
     withdrawn, not to exceed 9% of Purchase Payments)             6% for six Contract Years

(b)  Annual Contract Charge                                        $30

(c)  Transfer Fee (only applies if more than 15 transfers
     are made in any Contract Year.)                               $25

--------------------------------------------------------------------------------

                           SEPARATE ACCOUNT EXPENSES

                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

(a) Mortality and Expense
     Risk Charge                                 1.25%  annually

(b) Administrative Expense
     Charge                                     + .15%  annually
                                            ---------

(c) Total Expense Charge                         1.40%  annually
                                            =========

--------------------------------------------------------------------------------

                      ANCHOR SERIES TRUST ANNUAL EXPENSES


        (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDED
                              DECEMBER 31, 1997.)


                                                                                               STRA-
                                                  CAPITAL                           GROWTH     TEGIC
                                      FOREIGN     APPRECI-             NATURAL       AND       MULTI-   MULTI-   HIGH    TARGET
                                     SECURITIES    ATION     GROWTH   RESOURCES     INCOME     ASSET    ASSET    YIELD    '98
-------------------------------------------------------------------------------------------------------------------------------
(a) MANAGEMENT
    FEE............................     .90%        .65%      .72%      .75%         .70%      1.00%    1.00%    .70%     .63%
-------------------------------------------------------------------------------------------------------------------------------
(b) OTHER
    EXPENSES.......................     .48%        .06%      .06%      .14%         .12%       .41%     .08%    .18%     .37%
-------------------------------------------------------------------------------------------------------------------------------
(c) TOTAL ANNUAL
    EXPENSES.......................    1.38%        .71%      .78%      .89%         .82%      1.41%    1.08%    .88%    1.00%
-------------------------------------------------------------------------------------------------------------------------------

                                                GOV'T
                                                  &
                                     FIXED     QUALITY    MONEY
                                     INCOME     BOND      MARKET
(a) MANAGEMENT
    FEE............................   .63%      .62%       .50%
---------------------------------------------------------------
(b) OTHER
    EXPENSES.......................   .28%      .09%       .08%
---------------------------------------------------------------
(c) TOTAL ANNUAL
    EXPENSES.......................   .91%      .71%       .58%
---------------------------------------------------------------


THE FEE TABLE RELATING TO THE TRUST WAS PROVIDED TO THE COMPANY AND THE SEPARATE ACCOUNT BY THE TRUST. NEITHER THE COMPANY NOR THE SEPARATE ACCOUNT HAS INDEPENDENTLY VERIFIED THE ACCURACY OF SUCH INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------


SEPARATE                CONDITIONS
ACCOUNT                 A Contract Owner would pay the following expenses on a $1,000                    TIME PERIODS
DIVISION                INVESTMENT ASSUMING 5% ANNUAL RETURN ON ASSETS:                 1 YEAR     3 YEARS      5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN                 (a) upon surrender at the end of the stated time period.         $90         $147         $212         $319
SECURITIES
                        (b) if the Contract WAS NOT surrendered                           29           89          151          319
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL                 SAME                                                             $84         $128         $180         $253
APPRECIATION                                                                              22           69          118          253
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH                  SAME                                                             $85         $130         $184         $260
                                                                                          23           71          121          260
-----------------------------------------------------------------------------------------------------------------------------------
NATURAL                 SAME                                                             $86         $133         $189         $271
RESOURCES                                                                                 24           74          127          271
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND              SAME                                                             $85         $131         $186         $264
INCOME                                                                                    23           72          123          264
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC               SAME                                                             $90         $147         $213         $322
MULTI-ASSET                                                                               29           90          152          322
-----------------------------------------------------------------------------------------------------------------------------------
MULTI-ASSET             SAME                                                             $87         $138         $198         $290
                                                                                          26           80          136          290
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD              SAME                                                             $86         $133         $188         $270
                                                                                          24           74          126          270
-----------------------------------------------------------------------------------------------------------------------------------
TARGET '98              SAME                                                             $87         $136         $194         $282
                                                                                          25           77          132          282
-----------------------------------------------------------------------------------------------------------------------------------
FIXED                   SAME                                                             $86         $133         $190         $273
INCOME                                                                                    24           75          128          273
-----------------------------------------------------------------------------------------------------------------------------------
GOV'T &                 SAME                                                             $84         $128         $180         $253
QUALITY BOND                                                                              22           69          118          253
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET            SAME                                                             $83         $124         $174         $239
                                                                                          21           65          111          239
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           EXPLANATION OF FEE TABLES
                                  AND EXAMPLES
--------------------------------------------------------------------------------

1. The purpose of the foregoing table and examples is to assist the Contract Owner in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the Trust. For additional information see "Contract Charges," in this Prospectus and the Prospectus for the Trust. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the Transfer Fee. The Contracts are presently sold in New York only. New York does not assess premium taxes, so premium taxes are not reflected.

3. For purposes of the amounts reported in the examples, the Annual Contract Charge is reflected by dividing the total amount of Contract fees collected during the year by the total average net assets of the Separate Account's Divisions.

4. The examples reflect the fact that, after the first Contract Year, a Contract Owner may withdraw up to 10% of the difference of the aggregate Purchase Payments less prior withdrawals, without charge.

5. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                   5/2/88
                                 (INCEPTION)                            FISCAL YEAR ENDED
                                     TO        --------------------------------------------------------------------
         ICAP DIVISION            12/31/88     12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
         -------------           -----------   --------  --------  --------  --------  --------  --------  --------
Foreign Securities Division
  Beginning Unit Value.........     $ 9.72       $10.47    $13.32    $11.45    $11.26    $ 9.64    $12.39    $11.83
  Ending Unit Value............     $10.47       $13.32    $11.45    $11.26    $ 9.64    $12.39    $11.83    $13.13
  Number of Accum. Units
    Outstanding................      3,628       17,052    24,999    31,241    31,574    38,816    47,472    39,747
Capital Appreciation Division
  Beginning Unit Value.........     $ 9.69       $ 9.80    $12.08    $ 9.97    $15.36    $19.09    $22.79    $21.62
  Ending Unit Value............     $ 9.80       $12.08    $ 9.97    $15.36    $19.09    $22.79    $21.62    $28.68
  Number of Accum. Units
    Outstanding................      3,342       19,098    16,080    15,521    14,406    34,323    35,218    32,160
Growth Division
  Beginning Unit Value.........     $14.83       $15.43    $19.79    $18.99    $26.36    $27.40    $29.12    $27.36
  Ending Unit Value............     $15.43       $19.79    $18.99    $26.36    $27.40    $29.12    $27.36    $34.08
  Number of Accum. Units
    Outstanding................      3,641       21,562    29,865    30,932    30,390    41,656    41,036    35,168
Natural Resources Division
  Beginning Unit Value.........     $11.12       $11.02    $12.86    $10.77    $11.13    $11.25    $15.11    $15.05
  Ending Unit Value............     $11.02       $12.86    $10.77    $11.13    $11.25    $15.11    $15.05    $17.43
  Number of Accum. Units
    Outstanding................      4,108       15,862    12,612     9,475     8,347     8,797    10,889     8,124
Growth and Income Division
  Beginning Unit Value.........     $ 9.68       $ 9.76    $11.04    $10.50    $13.12    $15.55    $18.70    $16.67
  Ending Unit Value............     $ 9.76       $11.04    $10.50    $13.12    $15.55    $18.70    $16.67    $19.16
  Number of Accum. Units
    Outstanding................      3,271       24,751    23,408    20,775    21,549    20,694    18,889     6,868
Strategic Multi-Asset Division
  Beginning Unit Value.........     $ 9.80       $10.26    $12.13    $11.06    $13.55    $13.88    $15.78    $15.16
  Ending Unit Value............     $10.26       $12.13    $11.06    $13.55    $13.88    $15.78    $15.16    $18.35
  Number of Accum. Units
    Outstanding................     10,592       55,985    49,505    40,079    38,790    41,817    37,667    31,915
Multi-Asset Division
  Beginning Unit Value.........     $ 9.79       $10.09    $11.91    $11.93    $14.98    $15.97    $16.90    $16.39
  Ending Unit Value............     $10.09       $11.91    $11.93    $14.98    $15.97    $16.90    $16.39    $20.19
  Number of Accum. Units
    Outstanding................     11,829       53,295    72,163    53,932    43,310    81,114    69,541    48,948
High Yield Division
  Beginning Unit Value.........     $12.43       $13.00    $12.48    $11.01    $14.44    $16.24    $19.07    $17.96
  Ending Unit Value............     $13.00       $12.48    $11.01    $14.44    $16.24    $19.07    $17.96    $21.03
  Number of Accum. Units
    Outstanding................      6,989       37,759    31,311    11,357    10,343    11,281    11,361     8,181
Target '98 Division
  Beginning Unit Value.........     $10.00       $10.63    $12.29    $12.89    $15.11    $15.97    $17.52    $16.57
  Ending Unit Value............     $10.63       $12.29    $12.89    $15.11    $15.97    $17.52    $16.57    $18.72
  Number of Accum. Units
    Outstanding................    114,732      204,163   182,726    54,000    37,969    35,665    31,973    23,657
Fixed Income Division
  Beginning Unit Value.........     $14.73       $15.08    $16.78    $17.84    $20.31    $21.34    $22.71    $21.67
  Ending Unit Value............     $15.08       $16.78    $17.84    $20.31    $21.34    $22.71    $21.67    $25.46
  Number of Accum. Units
    Outstanding................      5,437       15,964    13,752     9,452     7,850     6,653     6,700     6,759


                                 FISCAL YEAR ENDED
                                 ------------------
         ICAP DIVISION           12/31/96  12/31/97
         -------------           --------  --------
Foreign Securities Division
  Beginning Unit Value.........    $13.13    $14.43
  Ending Unit Value............    $14.43    $14.08
  Number of Accum. Units
    Outstanding................    35,830    18,506
Capital Appreciation Division
  Beginning Unit Value.........    $28.68    $35.39
  Ending Unit Value............    $35.39    $43.78
  Number of Accum. Units
    Outstanding................    25,696    14,845
Growth Division
  Beginning Unit Value.........    $34.08    $42.03
  Ending Unit Value............    $42.03    $54.05
  Number of Accum. Units
    Outstanding................    30,113    21,523
Natural Resources Division
  Beginning Unit Value.........    $17.43    $19.61
  Ending Unit Value............    $19.61    $17.68
  Number of Accum. Units
    Outstanding................     5,081     3,455
Growth and Income Division
  Beginning Unit Value.........    $19.16    $22.69
  Ending Unit Value............    $22.69    $28.81
  Number of Accum. Units
    Outstanding................     5,788     6,864
Strategic Multi-Asset Division
  Beginning Unit Value.........    $18.35    $20.78
  Ending Unit Value............    $20.78    $23.43
  Number of Accum. Units
    Outstanding................    28,148    22,997
Multi-Asset Division
  Beginning Unit Value.........    $20.19    $22.67
  Ending Unit Value............    $22.67    $27.09
  Number of Accum. Units
    Outstanding................    33,152    24,182
High Yield Division
  Beginning Unit Value.........    $21.03    $23.17
  Ending Unit Value............    $23.17    $25.42
  Number of Accum. Units
    Outstanding................     7,304     6,161
Target '98 Division
  Beginning Unit Value.........    $18.72    $19.15
  Ending Unit Value............    $19.15    $19.86
  Number of Accum. Units
    Outstanding................    18,209    17,036
Fixed Income Division
  Beginning Unit Value.........    $25.46    $25.73
  Ending Unit Value............    $25.73    $27.76
  Number of Accum. Units
    Outstanding................     2,908     2,953

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                      ACCUMULATION UNIT VALUES (CONTINUED)
--------------------------------------------------------------------------------

                                    5/2/88
                                  (INCEPTION)                            FISCAL YEAR ENDED
                                      TO        --------------------------------------------------------------------
         ICAP DIVISION             12/31/88     12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
         -------------            -----------   --------  --------  --------  --------  --------  --------  --------
Government and Quality Bond
  Division
  Beginning Unit Value..........     $14.22       $14.95    $17.04    $18.15    $21.00    $22.13    $23.63    $22.60
  Ending Unit Value.............     $14.95       $17.04    $18.15    $21.00    $22.13    $23.63    $22.60    $26.60
  Number of Accum. Units
    Outstanding.................     21,095       99,633    97,386   129,211   108,229    46,206    33,336    23,426
Money Market Division
  Beginning Unit Value..........     $12.28       $12.78    $13.73    $14.61    $15.23    $15.53    $15.72    $16.10
  Ending Unit Value.............     $12.78       $13.73    $14.61    $15.23    $15.53    $15.72    $16.10    $16.77
  Number of Accum. Units
    Outstanding.................      7,937       92,606    97,530    42,418    21,712    12,556    21,881    20,336


                                  FISCAL YEAR ENDED
                                  ------------------
         ICAP DIVISION            12/31/96  12/31/97
         -------------            --------  --------
Government and Quality Bond
  Division
  Beginning Unit Value..........    $26.60    $26.99
  Ending Unit Value.............    $26.99    $29.16
  Number of Accum. Units
    Outstanding.................    15,893    11,372
Money Market Division
  Beginning Unit Value..........    $16.77    $17.36
  Ending Unit Value.............    $17.36    $18.00
  Number of Accum. Units
    Outstanding.................    15,403     9,843


--------------------------------------------------------------------------------

                  YIELD CALCULATION FOR MONEY MARKET DIVISION
--------------------------------------------------------------------------------

    From time to time the Separate Account may advertise its Money Market Division's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Division refers to the net income generated for a Contract funded by an investment in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any Annuity Charges or Withdrawal Charges. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

--------------------------------------------------------------------------------

                         DESCRIPTION OF THE COMPANY AND
                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

COMPANY

    The Company is a stock life insurance company organized under the laws of New York in 1965. All of the outstanding stock of the Company is held by Presidential Life Corporation, a publicly owned holding company. The Company offers life insurance and annuities and is admitted to do business in 48 states and the District of Columbia.

SEPARATE ACCOUNT

    The Separate Account was established pursuant to New York insurance law on August 26, 1987. This segregated asset account has been designated "Presidential Variable Account One" ("Separate Account"). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

    The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities of the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

    Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.

    The Separate Account is divided into Divisions, with the assets of each Division invested in the shares of one of the twelve Portfolios of the Trust. The Company does not guarantee the investment performance of the Separate Account or its Divisions. Contract Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the value of shares of the Portfolios and the Contract charges.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Financial statements of the Company and the Separate Account appear in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained by contacting the Company's Annuity Service Center.

--------------------------------------------------------------------------------

                              ANCHOR SERIES TRUST
--------------------------------------------------------------------------------


    Each of the eleven Divisions of the Separate Account is invested solely in the shares of one of the eleven Portfolios of Anchor Series Trust. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. While a brief summary of the investment objectives is set forth below, more comprehensive information, including a discussion of potential risks, is found in the Prospectus for the Trust which is included with this Prospectus. Additional copies of this Prospectus, the Trust's Prospectus and the Statement of Additional Information can be obtained by calling the Annuity Service Center shown on the cover page of this Prospectus. Both prospectuses should be read carefully to understand all aspects of the Contract, the Separate Account and the Portfolios. SunAmerica Asset Management Corp. ("SAAM") (an indirect wholly owned subsidiary of SunAmerica Inc.) is the investment manager for the Trust. Wellington Management Company, LLP ("WMC"), which is not affiliated with the Company, serves as sub-adviser for the Trust. (See the Trust Prospectus for information concerning the investment management fees.)



    The eleven Portfolios and their investment objectives are:


EQUITY PORTFOLIOS

    FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation. This Portfolio will invest primarily in a diversified group of equity securities issued by foreign companies and primarily denominated in foreign currencies.

    CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This Portfolio will invest in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

    GROWTH PORTFOLIO seeks long-term capital appreciation through investments in growth equity securities. This Portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

    NATURAL RESOURCES PORTFOLIO seeks total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This Portfolio will invest primarily in equity securities of companies which are expected to provide favorable returns in periods of rising inflation.

    GROWTH AND INCOME PORTFOLIO seeks high current income and long-term capital appreciation. This Portfolio will invest primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. The Portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

MANAGED PORTFOLIOS

    STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This Portfolio will invest in a diversified group of securities of the following types: growth equity and aggressive growth equity securities, including the securities of smaller companies which may be newer and less seasoned, investment grade and high-yield, high-risk bonds, international securities and money market instruments. The Portfolio may also engage in transactions involving stock index futures contracts and options thereon and Financial Futures Contracts and options thereon, as a hedge against changes in market conditions.

    MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This Portfolio will invest in a diversified group of securities, including: growth equity securities, convertible securities, investment grade fixed income securities and money market securities. The Portfolio also may engage in transactions involving stock index futures contracts and options thereon and Financial Futures Contracts and options thereon, as a hedge against changes in market conditions.

FIXED INCOME PORTFOLIOS

    HIGH YIELD PORTFOLIO seeks high current income. A secondary investment objective is capital appreciation. This Portfolio will seek its objectives by investing, except for temporary defensive purposes, at least 65% of its assets in high-yielding, high-risk, income-producing corporate bonds, which generally carry ratings lower than those assigned to investment grade bonds by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or which are unrated. This Portfolio may also engage in transactions involving Financial Futures Contracts and options thereon as a hedge against changes in market conditions. High-yield, high-risk bonds typically are subject to greater risks than are investments in lower-yielding, higher-rated bonds. See the Trust's Prospectus for more information.


    FIXED INCOME PORTFOLIO seeks high level of current income consistent with preservation of capital. This Portfolio will invest primarily in investment grade, fixed income securities and may engage in Financial Futures Contracts and options thereon as a hedge against changes in market conditions.


    GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Portfolio will invest in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's or AA or better by Standard & Poor's.

    MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

    There is no assurance that the investment objectives of any of the Portfolios will be met. Contract Owners bear the complete investment risk for Purchase Payments allocated to a Division. Contract Values will fluctuate in accordance with the investment performance of the Division(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

    Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable contracts sold by the Company, Anchor National Life Insurance Company, Phoenix Mutual Life Insurance Company and First SunAmerica Life Insurance Company. The Company is not affiliated with such other entities. No disadvantage to Contract Owners is seen to arise from the fact that the Trust offers its shares in this fashion. See the Trust's Prospectus for additional information.


CONTRACT HOLDERS IN TARGET '98 PORTFOLIO



    As of January 1, 1998, no further purchase payments or transfers into Target '98 were accepted. Purchase payments may be allocated among the other eleven Divisions of the separate Account and/or Fixed Account.



    Contract Owners currently in the Target '98 Division must provide the Company with reallocation instructions before November 15, 1998. If the Company does not receive reallocation instructions before November 15, 1998, Contract Values will be automatically reallocated to the Money Market Division. Reallocations of Contract Values from the Target '98 Division will not be considered "transfers" for purposes of determining any applicable transfer fees. Other transfers out of the Target '98 Division will not be permitted after October 15, 1998. None of the foregoing constraints affect a Contract Owner's right to redeem his or her Contract Value at any time (See "Purchases and Contract Value -- Withdrawals (Redemption)").


    Additional Portfolios may be established and, with the prior approval of the Superintendent of Insurance of the State of New York, may be made available to Contract Owners. However, there is no assurance that this will occur.

VOTING RIGHTS

    In accordance with its view of present applicable law, the Company will vote the shares of the Trust held in the Separate Account at special meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Separate Account. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the Trust's shareholders. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting. The person having such voting rights will be the Contract Owner before the Annuity Date or the death of the Annuitant; thereafter the payee entitled to receive payments under the Contract. Voting rights attributable to a Contract will generally decrease as Contract Values decrease.

SUBSTITUTION OF SECURITIES

    If the shares of any of the Portfolios should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purpose of the Contract, the Company may substitute shares of another mutual fund or Portfolio for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    The Company deducts a risk charge from each Division of the Separate Account during each Valuation Period. The risk charge is equal, on an annual basis, to 1.25% of the daily net asset value of each Division (approximately .90% is for mortality risks and approximately .35% for expense risks). The mortality risks assumed by the Company arise from its contractual obligations to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Withdrawal Charge in the event of the death of the Annuitant and to provide the death benefit prior to the Annuity Date. The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Annual Contract Charge and the Administrative Expense Charge. (See "Administrative Charges"). This charge is guaranteed by the Company and cannot be increased.

ADMINISTRATIVE CHARGES

    ADMINISTRATIVE EXPENSE CHARGE

    The Company deducts an Administrative Expense Charge from each Division of the Separate Account which is equal, on an annual basis, to .15% of the daily net asset value of each Division. This charge is designed to cover those administrative expenses which exceed the revenues from the Annual Contract Charge. The Company does not intend to profit from this charge. The Company believes that the Administrative Expense Charge has been set at a level that will recover no more than the actual costs associated with administering the Contract. In the event that it exceeds the amount necessary to reimburse the Company for its administrative expenses the charge will be appropriately reduced. In no event will this charge be increased. The Administrative Expense Charge is assessed during both the Accumulation Period and the Annuity Period.

    ANNUAL CONTRACT CHARGE

    An Annual Contract Charge of $30 is charged against each Contract. The amount of this charge is guaranteed and cannot be increased by the Company. This charge is not assessed during the Annuity Period. This charge reimburses the Company for expenses incurred in establishing and maintaining the records relating to a Contract. If the Contract is surrendered for its full value on a date other than an anniversary of the Issue Date of the Contract, the full Annual Contract Charge will be deducted at the date of surrender without proration.

SALES CHARGES

    The Withdrawal Charge and the Annuity Charge are sales charges.

    WITHDRAWAL CHARGE

    Effective January 1, 1989, federal tax law limits withdrawals from annuity contracts issued in connection with 403(b) Qualified Plans. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Contract Owners should consult their own tax counsel or other tax adviser regarding any withdrawals.

    There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to 10% of the aggregate Purchase Payments less prior withdrawals. However, should a withdrawal exceed the Free Withdrawal Amount, a sales charge, which is referred to as the Withdrawal Charge, may be imposed.

    The Withdrawal Charge is deducted from the remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid.

    The Withdrawal Charge is 6% of the amount withdrawn if such withdrawal is made within six years of making the Purchase Payment. The Withdrawal Charge shall not exceed 9% of total Purchase Payments. Free withdrawals and other withdrawals will be allocated to Purchase Payments on a first-in-first-out basis.

    The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

    ANNUITY CHARGE

    If a Contract Owner elects to have annuity payments made under annuity option 1, Life Income with Installments Guaranteed or annuity option 2, Joint and Survivor Annuity (See "Annuity Period -- Annuity Options"), no Annuity Charge applies and 100% of the Contract Value is applied.

    If a Contract Owner elects annuity option 3, Income for a Specified Period, and if Purchase Payments were made in the Contract Year in which annuity payments are to begin or any of the five preceding Contract Years, an Annuity Charge may apply. This Annuity Charge equals the Withdrawal Charge that would apply if the Contract were being surrendered. Further, no Annuity Charge will be assessed if annuity option 3 is elected by a Beneficiary under the death benefit.

    The Annuity Charge also applies to certain annuitizations of Contract Values allocated to the General Account.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

    While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes").

OTHER EXPENSES

    There are other deductions from and expenses paid out of the assets of the Trust which are described in the accompanying Trust Prospectus.

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

    The Company may reduce the charges on individual Contracts sold to certain groups of individuals, or to a trustee, employer or other entity representing a group, where it is expected that such multiple sales will result in savings of sales or administrative expenses. The Company determines the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for group sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for group sales will not be unfairly discriminatory to the interests of any Contract Owners. The Company will not reduce the charges for any group sales until such reduction is approved by the Insurance Department of the State of New York.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

VOTING RIGHTS OF CONTRACT OWNER

    Contract Owners have a voting interest in each of the Separate Account Divisions to which they have allocated Contract Values. The voting interest in a Division is based upon the Contract Owner's proportionate interest in the Division as measured by Accumulation and Annuity Units. (See "Anchor Series Trust -- Voting Rights").

TRANSFER DURING ACCUMULATION PERIOD

    During the Accumulation Period, the Contract Owner may transfer Contract Values among Divisions and/or the General Account, by written request or telephone authorization. Telephone transfers are automatically accepted unless the Company is otherwise instructed by the Contract Owner. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording all telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Contract Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time in order to effect the transfer the day of receipt. All other transfers will be processed on the next business day. The Company reserves the right to terminate or modify the telephone transfer service at any time.


    Transactions effecting transfer may not be made more often than fifteen times in any Contract Year without charge. A charge of $25 per transaction is assessed against any transaction effecting transfer in excess of the fifteen permitted without charge in any Contract Year or, if all or part of a Contract Owner's interest in a Division is transferred to another Division, within 30 days of the Issue Date. The fee will be deducted from Contract Values which remain in the Division from which the transfer was made. If the remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is at cost with no margin included for profit.


    This transfer privilege may be suspended, modified or terminated at any time without notice. (See "Taxes -- Diversification").

    The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Contract Owner's interest in the Division from which a transfer is being made would be less than $500 after the transfer. As with initial Purchase Payments, at least $500 must be allocated to a Division before another Division is selected. The Company may waive the minimum partial transfer amount in connection with pre-authorized automatic transfer programs.

    Transfers from the General Account to the Divisions of the Separate Account are permitted subject to limitations which are set out in a rider to the Contract.

MODIFICATION OF THE CONTRACT

    Only the Company's President or Secretary may approve a change or waive the provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

ASSIGNMENT

    Contracts issued pursuant to Non-Qualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the Contract Owner at any time during the lifetime of the

Annuitant prior to the Annuity Date. The Company will not be bound by any assignment until written notice is received by the Company, at its Annuity Service Center. The Company is not responsible for the validity, or tax or other legal consequences, of any assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.

    If the Contract is issued pursuant to a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

    BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, CONTRACT OWNERS SHOULD CONSULT COMPETENT TAX ADVISERS SHOULD THEY WISH TO ASSIGN THEIR CONTRACTS.

DEATH OF THE ANNUITANT

    In the event of the death of the Annuitant prior to the Annuity Date, a death benefit will be paid to the Beneficiary designated by the Contract Owner. If a single sum payment is requested, the proceeds will be paid within seven days. If an annuity option is desired, election must be made by the Beneficiary within sixty days of the date of receipt of Due Proof of Death; otherwise a single sum payment will be made to the Beneficiary at the end of such sixty-day period.

    The amount of the death benefit is equal to the greater of: (1) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment by the Beneficiary is received by the Company at the Annuity Service Center; or (2) the total dollar amount of Purchase Payments minus any partial withdrawals made, all Contract Owner transaction expenses deducted during the term of the Contract prior to the date of death, and any partial annuitizations.

    If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the annuity option in effect at the time of the payee's death. If the Owner or Annuitant, if different, dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the annuity option selected will be distributed at least as rapidly as under the method of distribution in effect at the Owner's or Annuitant's death.

DEATH OF THE CONTRACT OWNER

    If the Contract Owner dies prior to the Annuity Date, the death benefit provision, as described above under "Death of the Annuitant" is modified to provide the following:

        If the Contract Owner dies before the Annuity Date, the entire Contract Value must be distributed within five (5) years of the date of death, unless:

        (1) it is payable over the lifetime of a designated Beneficiary with distribution beginning within one (1) year of the date of death; or

        (2) the designated Beneficiary is the Contract Owner's spouse and he or she continues the Contract in his or her own name.

    If the Contract is issued pursuant to a Qualified Plan, similar provisions will apply upon the death of the Contract Owner. Purchasers acquiring Contracts pursuant to Qualified Plans should consult a qualified pension or tax adviser.

BENEFICIARY

    The Beneficiary(ies) is/are named in the application, unless changed. A Beneficiary is entitled to receive the benefits to be paid at the death of the Annuitant or Contract Owner, as applicable. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares or all to the survivor as follows:

        (1) to the primary Beneficiary(ies) who survive(s) the Annuitant's or Contract Owner's death (as applicable); or if there are none,

        (2) to the Contingent Beneficiary(ies) who survive(s) the Annuitant's or Contract Owner's death, as applicable; or, if there are none,

        (3) to the Contract Owner, or to the Contract Owner's estate.

    The Contract Owner may change a Beneficiary or Contingent Beneficiary at any time during his or her lifetime or that of the Annuitant's. A change may be made by filing a written request with the Company at its Annuity Service Center, unless any irrevocable Beneficiary designation was previously filed. The change will take effect as of the date the Company records the change. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE

    The Contract Owner selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the first day of a calendar month. The Contract Owner may change the Annuity Date during the lifetime of the Annuitant. An election to change the Annuity Date must be in written form received by the Company at the Annuity Service Office before the first annuity payment date.

    The actual dollar amount of variable annuity payments is dependent upon (1) the Contract Value at the time of annuitization, (2) the annuity table specified in the Contract, (3) the annuity option selected, and (4) the investment performance of the Division selected. In addition, if annuity option 3, Income for a Specified Period, is selected, an Annuity Charge may apply. (See "Contract Charges -- Annuity Charge").

    The annuity tables contained in the Contract are based on a five percent (5%) assumed investment rate. If the actual net investment rate exceeds five percent (5%), payments will increase. Conversely, if the actual rate is less than five percent (5%), annuity payments will decrease. If a higher assumed investment rate were used, the initial payment would be higher, but the actual net investment rate would have to be higher in order for annuity payments to increase.

    The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Divisions selected, and the amount of each annuity payment will vary accordingly.

ANNUITY OPTIONS

    The Contract Owner, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to federal income tax (See "Taxes -- Tax Treatment of Withdrawals -- Non-Qualified Contracts" and "Tax Treatment of
Withdrawals -- Qualified Contracts"). Alternatively, an annuity option may be elected. The Contract Owner may elect an annuity option or change an annuity option at any time during the lifetime of the Annuitant prior to the Annuity Date. The Annuitant may make the election on the Annuity Date unless the Contract Owner has restricted the right to make such an election. The Beneficiary may elect an annuity option upon the death of the Annuitant or the Contract Owner unless the Contract Owner has restricted this right.

    If no other annuity option is elected, monthly annuity payments will be made in accordance with annuity option 1 below with a ten (10) year period certain. Generally, annuity payments will be made in monthly installments. However, if the amount available to apply under an annuity option is less than $2,000, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $20, the Company shall have the right to change the frequency of payments to quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $20.

    The following annuity options are generally available under the Contract. However, there may be restrictions in the retirement plan pursuant to which a Contract issued on a qualified basis has been purchased.

OPTION 1 -- LIFE INCOME WITH INSTALLMENTS GUARANTEED

    An annuity payable monthly during the lifetime of the payee. Upon election a guaranteed payment period of either 10 years or 20 years may be chosen. If the payee dies before the end of the guaranteed period, the present value, based on a five percent (5%) annual interest rate, of any remaining guaranteed payments will be paid to the payee's estate or to the Beneficiary.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY

    An annuity payable monthly while both payees are living. Upon the death of either payee, the monthly income payable will continue during the lifetime of the surviving payee at the percentage of the full amount chosen at the time of election of this option. This is the automatic form of annuity where joint Annuitants are named, but a different option may be elected.

    Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

    There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both payees die before the due date of the second payment.

    No Annuity Charge applies if either option 1 or option 2 is elected.

OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

    An Income for a Specified Period may be elected only if at least $20,000 in Contract Value, less any Annuity Charge, is to be applied. If Purchase Payments were made in the Contract Year in which annuity payments are to begin, or in any of the five preceding Contract Years, an Annuity Charge may apply. That Annuity Charge equals the Withdrawal Charge that would apply if the Contract were being surrendered. No Annuity Charge will be assessed if option 3 is elected by a Beneficiary under the death benefit.

    Under this option, a payee can elect an annuity payable monthly for any period of years from 5 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the present value, based on a five percent (5%) annual interest rate, of any remaining guaranteed payments. Because Contract Values are redeemable even after the Annuity Date under this option at any time while payments are being made, the payee may elect to receive the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option.

    The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. (See "Contract
Charges -- Mortality and Expense Risk Charge"). Since annuity option 3, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of this charge. There shall be no right to terminate the Contract during the Annuity Period if the option selected contains an element of mortality risk.

OTHER OPTIONS

    At the sole discretion of the Company, other annuity options may be made available to the Contract Owner. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

    With respect to Contracts issued under Sections 401, 403(b) or 408 of the Internal Revenue Code, any payments will be made only to the Annuitant and the Annuitant's spouse.

ALLOCATION OF ANNUITY PAYMENTS

    If all of the Contract Value on the seventh calendar day before the Annuity Date is allocated to the General Account, the Annuity will be paid as a Fixed Annuity. If all of the Contract Value on that date is allocated to the Separate Account, the Annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the General Account and the Separate Account, the Annuity will be paid as a combination of a Fixed Annuity and a Variable Annuity to reflect the allocation between the accounts. Variable Annuity payments will reflect the investment performance of the Separate Account Divisions. The payee(s) may, by written notice to the Company, convert Variable Annuity payments to Fixed Annuity payments. However, Fixed Annuity payments may not be converted to Variable Annuity payments.

    The payee may elect to have payments made from one or more Divisions. Transfers during the Annuity Period are permitted subject to stated limitations. (See "Transfer During Annuity Period").

TRANSFER DURING ANNUITY PERIOD

    During the Annuity Period, the payee alone has the sole right to transfer the Contract Value to the General Account and/or among Separate Account Division(s) by written request to the Annuity Service Center subject to the following limitations:

        a. no transfer to a Separate Account Division may be made during the first year of the Annuity Period. Thereafter, only one transfer per Division is permitted during each Contract Year of the Annuity Period;

        b. payee's entire Contract Value in a Separate Account Division must be transferred;

        c. the request for transfer must be received by the Company, at its Annuity Service Center, during the 45 days preceding the anniversary of the Contract's Issue Date. The transfer will be effected at the next Annuity Unit value calculation after receipt of a valid transfer request which meets the limitations and conditions as are prescribed for transfers during the Accumulation Period (See "Transfer During Accumulation Period");

        d. the amount allocated to the General Account in the event of a transfer from a Separate Account Division will be equal to the annuity reserve for the payee's interest in that Separate Account Division. The annuity reserve is the product of "(A)" multiplied by "(B)" multiplied by "(C)", where "(A)" is the number of Annuity Units representing the payee's interest in the Separate Account Division per annuity payment; "(B)" is the Annuity Unit value for the Separate Account Division; and "(C)" is the present value of $1.00 per payment period as of the adjusted age of the payee attained at the time of transfer, determined by using the 1983 Table A, projected at Scale G with interest at the rate of 5% per annum. Amounts transferred to the General Account will be applied under the annuity option originally elected, except that adjustment will be made for the time elapsed since the Annuity Date. All amounts and Annuity Unit values will be determined as of the end of the Valuation Period preceding the effective date of transfer;

        e. the transfer privilege may be suspended or discontinued at any time.

--------------------------------------------------------------------------------

                          PURCHASES AND CONTRACT VALUE
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENT

    The minimum initial Purchase Payment for Contracts issued pursuant to a Non-Qualified Plan is $1,000. Minimum additional Purchase Payments may be made in amounts of $500. The minimum Purchase Payment for a Contract issued pursuant to a Qualified Plan is $100. A minimum of $500 must be allocated to one Division or the General Account before transfers are permitted. (See "Description of the Contracts -- Transfer During Accumulation Period"). The Company reserves the right to refuse any Purchase Payment at any time.

ALLOCATION OF PURCHASE PAYMENTS

    Purchase Payments are allocated to the General Account and/or the Division(s) of the Separate Account selected by the Contract Owner. The current General Account allocation option pays a fixed rate of interest declared by the Company for one year from the date amounts are allocated to it. The Company, at its sole discretion, may offer other General Account allocation options which are subject to different terms and conditions than apply to the current option.

    Contract Owners making initial Purchase Payments should be sure to specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Purchase Payment to the General Account and the selected Division(s), and credit the Contract with Accumulation Units within two business days of receipt. The number of Accumulation Units in a Division attributable to a Purchase Payment is determined by dividing that portion of the Purchase Payment which is allocated to the Division by the Division's Accumulation Unit value during the Valuation Period when the allocation occurs.

    Any Purchase Payment made to acquire an Individual Retirement Annuity ("IRA") will be allocated to the Money Market Division of the Separate Account until the expiration of fifteen (15) days from the day the Contract is mailed to the Company's Annuity Service Center. Thereafter, the Purchase Payment shall be allocated in accordance with the instructions specified by the Contract Owner in the application for a Contract, and the Contract Owner shall bear the investment risk for the Purchase Payment.

    IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER.

    If the application for a Contract is not in good order, the Company will attempt to rectify it within five business days of its receipt. The Company will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the Contract Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of its receipt.

    Just like Contract Owners making initial Purchase Payments, Contract Owners making subsequent Purchase Payments should be sure to specify how they want their payments allocated. OTHERWISE, THE COMPANY WILL AUTOMATICALLY PROCESS THE PURCHASE PAYMENT BASED ON THE PREVIOUS ALLOCATION.

    A Contract Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments. The application and any Purchase Payments should be sent to the Company at its Annuity Service Center.

ACCUMULATION UNIT VALUE

    Accumulation and Annuity Unit values are determined each day that the New York Stock Exchange is open for trading. This is referred to as a Valuation Date. A Valuation Period commences at 4:00 pm New York time on each Valuation Date and ends at 4:00 pm New York time for the next succeeding Valuation Date.

    A separate Accumulation Unit value is determined for each Division. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Non-Qualified and Qualified Contracts within each Division.

    The net assets are determined by calculating the total value of each Division's assets, (that is, the aggregate value of the shares of the Portfolio of the Trust held by the Division). After calculation of the net assets of a Division, that amount is reduced by the accrued but unpaid daily charge for mortality and expense risks and administration expense charge (which together amount to 1.40% per annum) and any provision for taxes which may occur. After that calculation, the resulting number is then divided by the number of Accumulation Units outstanding at the end of the Valuation Period to determine Accumulation Unit value.

    The Accumulation Unit value for each Division will vary with the price of a share in the underlying Portfolio and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge and any provision for taxes. Assessments of premium tax, Withdrawal Charges and Annual Contract Charges are made separately for each Contract. They do not affect the Accumulation Unit value.

DISTRIBUTION OF CONTRACTS

    Currently, the Contracts will only be made available in the State of New
York.

    The Contracts are sold by licensed insurance agents, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc.

    SunAmerica Capital Services, Inc. located at 733 Third Avenue, New York, New York 10017, serves as distributor of the Contracts. SunAmerica Capital Services, Inc., an indirect wholly owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS (REDEMPTIONS)

    Except as explained below, the Contract Owner may redeem a Contract for all or a portion of the Contract Value during the Accumulation Period. The Contract Owner may also redeem Contract Values after the Annuity Date if annuity option 3 is elected. Withdrawal Charges may be assessed. (See "Contract
Charges -- Withdrawal Charge").

    Effective January 1, 1989, withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403 (b)(11) of the Code) are limited to circumstances only: when the Contract Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. These limitations on withdrawals apply only to: (1) salary reduction contributions made after December 31, 1988;
(2) income
attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not effect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. (See "Taxes -- Tax Sheltered Annuities -- Withdrawal Limitations").

    While the foregoing limitations only apply to certain Contracts issued in connection with 403(b) Qualified Plans, all Contract Owners should seek competent tax advice regarding any withdrawals or distributions.

    The minimum partial withdrawal amount is $500, or the Contract Owner's entire interest in the Division from which a withdrawal is requested. The Contract Owner's interest in the Division from which the withdrawal is requested must be at least $500 after the withdrawal is completed if anything is left in that Division.

    A written withdrawal request must be sent to the Company at its Annuity Service Center. The withdrawal request will not be in good order unless it includes the Contract Owner's Tax I.D. Number (e.g. Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides withdrawal request forms.

    If the request is for total withdrawal, the Contract or a Lost Contract Affidavit (which may be obtained by calling the Annuity Service Center) must be submitted as well. The Withdrawal Value is determined on the basis of the Accumulation Unit values next computed following receipt of a request in proper order. The Withdrawal Value will be paid within seven days after the day a proper request is received by the Company. However the Company may suspend the right of withdrawal or delay payment more than seven (7) days: (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Separate Account or a Portfolio normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's or a Portfolio's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of Contract Owners.

ERISA PLANS

    Spousal consent may be required when a married Contract Owner seeks a distribution from a Contract that has been issued in connection with a Qualified Plan or Non-Qualified Plan that is subject to Title I of ERISA. Contract Owners should obtain competent advice.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

    While the Company has primary responsibility for all administration of the Contracts and the Separate Account, it has retained the services of First SunAmerica Life Insurance Company ("First SunAmerica"), 733 Third Avenue, 4th Floor, New York, New York 10017; (800) 537-3642 to administer its Annuity Service Center. First SunAmerica is not affiliated with the Company. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc.

    The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; and preparation of Contract Owner reports.

    Contract statements and transaction confirmations are mailed to Contract Owners at least quarterly. Contract Owners should read their statements carefully and verify their accuracy. Questions about periodic statements should be communicated to the Annuity Service Center promptly. The Annuity Service Center will investigate all complaints and make any necessary adjustments retroactively, provided that it has received notice of a potential error within 30 days after the date the Contract Owner receives the questioned statement. If the Annuity Service Center has not received notice of a potential error within this time, any adjustment shall be made as of the date that the Annuity Service Center received notice of the potential error.


    The Company initiated the process of preparing its computer systems and applications for the Year 2000 in 1994. This process involves modifying or replacing certain hardware and software maintained by the Company as well as communicating with external service providers to ensure that they are taking the appropriate action to remedy their Year 2000 issues. The modification process of all significant applications will be completed by December 31, 1998. Management expects to have substantially all of the system and application changes completed during the second half of 1999.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

GENERAL


    From time to time, Federal initiatives are proposed that could affect the tax treatment of insurance products. Recent administration budget proposals include the proposed taxation of exchanges involving variable annuity contracts, reallocations within variable annuity contracts, and certain other proposals relating to annuities. Please consult your tax advisor for additional information.



    A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in-first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Non-Qualified Contracts, the cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.


    For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

    The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

    The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

    An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

    Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions at 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION

    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

    On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which establish diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

    The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

    The Company intends that each Portfolio of the Trust underlying the Contracts will be managed by the investment adviser for the Trust in such a manner as to comply with these diversification requirements.

MULTIPLE CONTRACTS

    The 1988 Act provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

    An assignment of a Contract may be a taxable event and may be prohibited by ERISA in some circumstances. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS

    Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Contract Owner; (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

    The above information applies to Qualified Contracts issued pursuant to
Section 457 of the Code, but does not apply to other Qualified Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts").

QUALIFIED PLANS

    The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan.

    Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

    Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts").

    (A)  TAX-SHELTERED ANNUITIES

        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501 (c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

        Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    (B) INDIVIDUAL RETIREMENT ANNUITIES

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.


    (C) ROTH IRAS



        Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence. A regular IRA may be converted into a Roth IRA, and the resulting income tax shall be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS

    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).


    The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55;
(5) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; and
(7) distributions from an IRA made to the owner of Annuitant (as applicable) to the extent such distributions do not exceed the Qualified Higher Education expense (as defined in Section 72(t)(7) of the Code) or the Owner or Annuitant (as applicable) for the taxable year; and (8) distribution from an IRA made to the Owner of Annuitant (as applicable) which are Qualified First Time Home Buyer distributions (as defined in Section 72(t)(8) of the Code).


    The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

    The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

    TAX SHELTERED ANNUITIES -- WITHDRAWAL LIMITATIONS

    The Tax Reform Act of 1986, effective January 1, 1989, limits the withdrawal of amounts attributed to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only: when the Contract Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions by the Contract Owner and does not include any investment results. These limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions, and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    There are no legal proceedings to which the Separate Account is a party or to which the assets of the separate Account are subject. The Company is engaged in various kinds of routine litigation that in the Company's judgment will not have a material adverse impact upon the Company's financial position.

--------------------------------------------------------------------------------

                TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
                                  INFORMATION
--------------------------------------------------------------------------------

                            ITEM                             PAGE
COMPANY.....................................................    1
INDEPENDENT ACCOUNTANTS.....................................    1
DISTRIBUTORS................................................    1
YIELD CALCULATIONS FOR MONEY MARKET DIVISION................    2
ANNUITY PAYMENTS............................................    3
  Annuity Unit Value........................................    3
  Amount of Annuity Payments................................    3
  Subsequent Monthly Payments...............................    4
FINANCIAL STATEMENTS........................................    4

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP II Variable Annuity Contracts to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date:                 Signed:
            ---------------          ------------------------------------

       Return to: Presidential Life Insurance Company, c/o Annuity Service Center, P.O. Box 54299, Los Angeles, California
       90054-0299.

                       STATEMENT OF ADDITIONAL INFORMATION


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       of

                       PRESIDENTIAL LIFE INSURANCE COMPANY



        THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

        THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED APRIL 30,1997, CALL OR WRITE THE COMPANY IN CARE OF ITS ANNUITY SERVICE CENTER, P.O. Box 54299, LOS ANGELES, CALIFORNIA 90054-0299, 1-800-537-3642.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1997.

                                TABLE OF CONTENTS


 ITEM                                                                       PAGE
 ----                                                                       ----
 COMPANY ..................................................................    1

 INDEPENDENT ACCOUNTANTS ..................................................    1

 DISTRIBUTORS .............................................................    1

 YIELD CALCULATION FOR MONEY MARKET DIVISION ..............................    2

 ANNUITY PAYMENTS .........................................................    3
     Annuity Unit Value ...................................................    3
     Amount of Annuity Payments ...........................................    3
     Subsequent Monthly Payments ..........................................    4

 FINANCIAL STATEMENTS .....................................................    4


                                     COMPANY

        Information regarding Presidential Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.


                             INDEPENDENT ACCOUNTANTS


        The consolidated financial statements for the three years ended December 31, 1997 of Presidential Life Corporation and subsidiaries have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. The consolidated financial statements of Presidential Life Corporation and subsidiaries should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

        The financial statements of Presidential Variable Account One (the "Separate Account") as of December 31, 1997 and for each of the two years in the period ended December 31, 1997 also are included in this Statement of Additional Information. Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account. The financial statements of the Separate Account referred to above included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                  DISTRIBUTORS

        The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

        The offering is on a continuous basis.

        Effective April 29, 1994, the Contracts were offered through the distributor for the Separate Account, SunAmerica Capital Services, Inc. ("SunAmerica Capital Services"), 733 Third Avenue, New York, New York 10017. The Company is not affiliated with the distributor. Prior to this time, SunAmerica Securities, Inc. ("SunAmerica Securities") and Royal Alliance Associates, Inc. ("Royal Alliance"), acted as co-distributors of the Contract. SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect, wholly owned subsidiary of SunAmerica Inc.

        For the year ended December 31, 1994, the aggregate amount of underwriting commission paid to SunAmerica Capital Services was $11,361, of which $1,217 was retained by it. For the years ended December 31, 1995 and December 31, 1996, no underwriting commission was paid to SunAmerica Capital Services.

                   YIELD CALCULATION FOR MONEY MARKET DIVISION

        The annualized current yield and the effective yield for the Money Market Division for the 7 day period ended December 31, 1996 were 3.28% and 3.33% respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-RMC)/(SV)

        where:

        SV    = value of one Accumulation Unit at the start of a 7 day period

        EV    = value of one Accumulation Unit at the end of the 7 day period

        RMC   = an allocated portion of the $3 0 Annual Contract Charge, prorated for 7 days.

        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Annual Contract Charge is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Charge allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

        Current Yield = (Base Period Return) x (365/7)

        The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                    365/7
        Effective Yield = [(Base Period Return + 1)       -1].

        Net investment income for yield quotation purposes does not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of transfer fees or Withdrawal or Annuity Charges.

      The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

      Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

                                ANNUITY PAYMENTS

ANNUITY UNIT VALUE

      The value of an Annuity Unit is determined independently for each Separate Account Division.

      For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit Value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

      The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of one and four-tenths percent (1.40%) per annum.

AMOUNT OF ANNUITY PAYMENTS

      The initial annuity payment is determined by applying the Contract Value, less any premium tax, less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.

                               ADJUSTED AGE TABLE
        CALENDAR        ADJUSTMENT TO        CALENDAR          ADJUSTMENT TO
      YEAR OF BIRTH      ACTUAL AGE         YEAR OF BIRTH       ACTUAL AGE
      -------------     -------------       -------------      -------------
        1899-1905           +6               1946-1951              -1
        1906-1911           +5               1952-1958              -2
        1912-1918           +4               1959-1965              -3
        1919-1925           +3               1966-1972              -4
        1926-1932           +2               1973-1979              -5
        1933-1938           +1               1980-1985              -6
        1939-1945            0               1986-1992              -7

      The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first annuity payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

SUBSEQUENT MONTHLY PAYMENTS

      The amount of the second and subsequent annuity payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

                              FINANCIAL STATEMENTS

      The consolidated financial statements of Presidential Life Corporation and subsidiaries included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                        REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Shareholders
Presidential Life Corporation
Nyack, New York 10960

We have audited the accompanying consolidated balance sheets of Presidential Life Corporation and subsidiaries ("the Company") as of December 31, 1997 and 1996 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


New York, New York,
February 12, 1998

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)


                                                                   December 31
ASSETS:                                                      1997             1996
                                                           ----------      ----------
Investments:
  Fixed maturities:
        Available for sale                                 $1,909,924      $1,823,349
  Common stocks                                                45,773          42,059
  Mortgage Loans                                               17,865          18,622
  Real Estate                                                     417             426
  Policy Loans                                                 18,120          18,068
  Short-term investments                                      264,098         240,038
  Other invested assets                                       208,162         176,103
                                                           ----------      ----------
           Total investments                                2,464,359       2,318,665

Cash and cash equivalents                                      13,480             819
Accrued investment income                                      28,167          32,474
Deferred policy acquisition costs                              37,685          39,783
Furniture and equipment, net                                      567             329
Amounts due from reinsurers                                     8,249           7,775
Other assets                                                    1,222           1,532
Assets held in separate account                                 4,612           5,548
                                                           ----------      ----------
          TOTAL ASSETS                                     $2,558,341      $2,406,925
                                                           ==========      ==========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Policy Liabilities:
  Policyholders' account balances                          $1,280,900      $1,260,545
  Future policy benefits:
        Annuity                                               380,109         365,321
        Life and accident and health                           50,848          49,859
  Other policy liabilities                                      3,124           2,690
                                                           ----------      ----------
           Total policy liabilities                         1,714,981       1,678,415
Dollar repurchase agreements                                  205,202         200,883
Notes payable                                                  50,000          50,000
Short term note payable                                        20,000           5,000
Deposits on policies to be issued                               2,436           1,270
Deferred federal income taxes                                  46,575          31,649
General expenses and taxes accrued                              7,074           7,294
Other liabilities                                               4,807           3,803
Liabilities related to separate account                         4,612           5,548
                                                           ----------      ----------
           Total liabilities                                2,055,687       1,983,862
                                                           ----------      ----------

Shareholders' Equity:
  Capital stock ($.01 par value, authorized
        100,000,000 shares, issued and
        outstanding 32,621,549 shares in
        1997 and 32,992,835 shares in 1996)                       326             330
  Additional paid-in-capital                                   18,274          24,023
  Net unrealized investment gains                              71,540          40,294
  Retained earnings                                           412,514         358,416
                                                           ----------      ----------
           Total Shareholders' Equity                         502,654         423,063
                                                           ----------      ----------

           TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $2,558,341      $2,406,925
                                                           ==========      ==========


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                        (in thousands, except share data)


                                                              Years Ended December 31
                                                --------------------------------------------------
                                                    1997               1996               1995
                                                ------------       ------------       ------------
REVENUES:
   Insurance revenues:
     Premiums                                   $      3,976       $      4,244       $      4,408
     Annuity considerations                           19,655              8,461              3,780
     Universal life and investment type
        policy fee income                              1,988              2,090              1,934
   Net investment income                             191,818            186,180            170,780
   Realized investment gains                          26,039             20,020             17,216
   Other income                                        4,228              2,679              1,746
                                                ------------       ------------       ------------
               TOTAL REVENUES                        247,704            223,674            199,864
                                                ------------       ------------       ------------

BENEFITS AND EXPENSES:
   Death and other life insurance benefits             7,236              6,887              7,366
   Annuity benefits                                   37,867             36,510             36,016
   Interest credited to policyholders'
     account balances                                 76,202             75,252             78,802
   Interest expense on notes payable                   5,850              5,049              5,045
   Other interest and other charges                      445                330                427
   Increase (decrease) in liability for
     future policy benefits                           15,248              5,281              1,312
   Commissions to agents, net                          4,357              3,215              3,025
   General expenses and taxes                         12,813             13,944             11,940
   Decrease (increase) in deferred
     policy acquisition costs                         (2,872)               849               (459)
                                                ------------       ------------       ------------
               TOTAL BENEFITS AND EXPENSES           157,146            147,317            143,474
                                                ------------       ------------       ------------

Income before income taxes                            90,558             76,357             56,390
                                                ------------       ------------       ------------

Provision (benefit) for income taxes:
   Current                                            31,165             23,199              9,495
   Deferred                                           (1,899)            (1,363)            (2,163)
                                                ------------       ------------       ------------
                                                      29,266             21,836              7,332
                                                ------------       ------------       ------------

NET INCOME                                      $     61,292       $     54,521       $     49,058
                                                ============       ============       ============

Weighted average number of shares
outstanding during the year                       32,734,733         33,184,294         33,631,719
                                                ============       ============       ============

Earnings per common share                       $       1.87       $       1.64       $       1.46
                                                ============       ============       ============


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                      Net
                                    Additional        Unrealized
                     Capital         Paid-in-         Investment          Retained
                     Stock           Capital          Gains (Losses)      Earnings         Total
                     ------         ---------        ---------------     ------------     ---------
Balance at
January 1,
1995                 $  337         $  31,751        $  (39,463)         $  263,328       $ 255,953

Net income                                                                   49,058          49,058

Increase in
Unrealized
Investment
Gains, Net                                              101,195                             101,195

Purchase and
Retirement
of Stock                 (2)           (1,704)                                               (1,706)

Issuance of
Shares under
Stock Option
Plan                                       83                                                    83


Dividends
Paid to
Shareholders
($.105 per
share)                                                                       (3,523)         (3,523)
                     ------         ---------        ----------          ----------       ---------

Balance at
December 31,
1995                    335            30,130            61,732             308,863         401,060

Net income                                                                   54,521          54,521

Change in
Unrealized
Investment
Gains, Net                                              (21,438)                            (21,438)

Purchase and
Retirement
of Stock                 (7)           (7,031)                                               (7,038)

Issuance of
Shares under
Stock Option
Plan                      2               924                                                   926

Dividends
Paid to
Shareholders
($.15 per
share)                                                                       (4,968)         (4,968)
                     ------         ---------        ----------          ----------       ---------

Balance at
December 31,
1996                    330            24,023            40,294             358,416         423,063

Net income                                                                   61,292          61,292

Change in
Unrealized
Investment
Gains, Net                                               31,246                              31,246

Purchase and
Retirement
of Stock                 (4)           (5,758)                                               (5,762)

Issuance of
Shares under
Stock Option
Plan                                        9                                                     9

Dividends
Paid to
Shareholders
($.22 per
share)                                                                       (7,194)         (7,194)
                     ------         ---------        ----------          ----------       ---------

Balance at
December 31,
1997                 $  326         $  18,274        $   71,540          $  412,514       $ 502,654
                     ======         =========        ==========          ==========       =========


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           Years Ended December 31
                                                               --------------------------------------------------
                                                                  1997              1996                1995
                                                               -----------       ------------        ------------
                                                                                (in thousands)
OPERATING ACTIVITIES:
   Net income                                                  $    61,292       $     54,521        $     49,058
   Adjustments to reconcile net income to
      net cash provided by operating activities:
         Benefit for deferred income taxes                          (1,899)            (1,363)             (2,163)
         Depreciation and amortization                                 474                439                 499
         Net accrual of discount on fixed maturities                (4,181)            (1,184)             (1,108)
         Realized investment gains                                 (26,039)           (20,020)            (17,216)
   Changes in:
      Accrued investment income                                      4,307              1,854             (11,531)
      Deferred policy acquisition costs                             (2,872)               849                (459)
      Federal income tax recoverable                                     0                477               8,657
      Liability for future policy benefits                          15,777              5,689               1,588
      Other items                                                      436              2,612               2,911
                                                               -----------       ------------        ------------

            Net Cash Provided by
               Operating Activities                                 47,295             43,928              30,241
                                                               -----------       ------------        ------------

INVESTING ACTIVITIES:
   Fixed Maturities:
      Available for Sale:
         Acquisitions                                             (338,058)          (302,778)           (326,630)
         Sales                                                      29,325             13,713              44,453
         Maturities, calls and repayments                          252,383            259,108              90,147
   Common Stocks:
      Acquisitions                                                 (18,722)           (15,663)            (25,087)
      Sales                                                         68,377             54,369              73,449
   Decrease (increase) in short term
      investments and policy loans                                 (24,112)           (46,884)            (62,357)
   Other Invested Assets:
      Additions to other invested assets                          (110,760)           (62,045)            (31,655)
      Distributions from other invested assets                      78,701             36,274              23,812
   Purchase of property and equipment                                 (409)              (154)                (41)
   Mortgage loan on real estate                                        757                393              (1,392)
   Amounts due from security transactions                                0                  0              52,588
                                                               -----------       ------------        ------------

         Net Cash Used in
            Investing Activities                                   (62,518)           (63,667)           (162,713)
                                                               -----------       ------------        ------------

FINANCING ACTIVITIES:
   Proceeds from Dollar Repurchase Agreements                    2,429,540          2,308,967           1,670,600
   Repayment of Dollar Repurchase Agreements                    (2,425,221)        (2,268,500)         (1,549,547)
   Proceeds from line of credit                                     15,000              5,000                   0
   Increase (decrease) in policyholders'
      account balances                                              20,355             (9,353)             14,207
   Repurchase of common stock                                       (5,762)            (7,038)             (1,706)
   Deposits on policies to be issued                                (1,166)            (1,677)              1,342
   Dividends paid to shareholders                                   (7,194)            (4,967)             (3,526)
                                                               -----------       ------------        ------------

         Net Cash Provided by
            Financing Activities                                    27,884             22,432             131,370
                                                               -----------       ------------        ------------

   Increase (Decrease) in Cash and Cash
      Equivalents                                                   12,661              2,693              (1,102)

Cash and Cash Equivalents at Beginning of Year                         819             (1,874)               (772)
                                                               -----------       ------------        ------------

Cash and Cash Equivalents at End of Year                       $    13,480       $        819        $     (1,874)
                                                               ===========       ============        ============

Supplemental Cash Flow Disclosure:

Income Taxes Paid                                              $    27,700       $     27,303        $      6,887
                                                               ===========       ============        ============

Interest Paid                                                  $     5,508       $      4,750        $      4,750
                                                               ===========       ============        ============



The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A.  BUSINESS

               Presidential Life Corporation ("the Company"), through its wholly-owned subsidiary Presidential Life Insurance Company ("the Insurance Company"), is engaged in the sale of life insurance and annuities.

        B.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

               The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Intercompany transactions and balances have been eliminated in consolidation. Certain amounts have been reclassified to conform to the current year's presentation. The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        C.  INVESTMENTS

               Fixed maturity investments available for sale represent investments which may be sold in response to changes in various economic conditions. These investments are carried at estimated market value and net unrealized gains (losses), net of the effects of amortization of deferred policy acquisition costs and deferred Federal income taxes are credited or charged directly to shareholders' equity, unless a decline in market value is considered to be other than temporary in which case the investment is reduced to its net realizable value. Equity securities include common stocks and non-redeemable preferred stocks and are carried at estimated market, with the related unrealized gains and losses, net of deferred income tax effect, if any, charged or credited directly to shareholders' equity, unless a decline in market value is deemed to be other than temporary in which case the investment is reduced to its net realizable value.

               "Other invested assets" are recorded at the lower of cost or market, or equity as appropriate, and primarily include interests in limited partnerships, which principally are engaged in real estate, international opportunities, acquisitions of private growth companies, debt restructuring and merchant banking. In general, risks associated with such limited partnerships include those related to their underlying investments (i.e., equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated by the ability of the Company to take annual distributions of partnership earnings. To evaluate the appropriateness of the carrying value of a limited partnership interest, management maintains ongoing discussions with the investment manager and considers the limited partnership's operation, its current and near term projected financial condition, earnings capacity, and distributions received by the Company during the year. Because it is not practicable to obtain an independent valuation for each limited partnership interest, for purposes of disclosure the market value of a limited partnership interest is estimated at book value. Management believes that the net realizable value of such limited partnership interests, in the aggregate, exceeds their related carrying value as of December 31, 1997 and 1996. As of December 31, 1997, the Company was committed to contribute, if called upon, an aggregate of approximately $73.7 million of additional capital to certain of these limited partnerships.

               In evaluating whether an investment security or other investment has suffered an impairment in value which is deemed to be "other than temporary", management considers all available evidence. When a decline in the value of an investment security or other investment is considered to be other than temporary, the investment is reduced to its net realizable value, (which contemplates the price that can be obtained from the sale of such asset in the ordinary course of business) which becomes the new cost basis. The amount of reduction is recorded as a realized loss. A recovery from the adjusted cost basis is recognized as a realized gain only at sale.

               The Company participates in "dollar roll" repurchase agreement transactions to enhance investment income. Dollar roll transactions involve the sale of certain mortgage backed securities to a holding institution and a simultaneous agreement to purchase substantially similar securities for forward settlement at a lower dollar price. The proceeds are invested in short-term securities at a positive spread until the settlement date of the similar securities. During this period, the holding institution receives all income and prepayments for the security. Dollar roll repurchase agreement transactions are treated as financing transactions for financial reporting purposes.

               Realized gains and losses on disposal of investments are determined for fixed maturities and equity securities by the specific-identification method.

               Investments in short-term securities, which consist primarily of United States Treasury Notes and corporate debt issues maturing in less than one year, are recorded at amortized cost which approximates market. Mortgage loans are stated at their amortized indebtedness. Policy loans are stated at their unpaid principal balance.

               The Company's investments in real estate include two buildings in Nyack, New York, which are occupied entirely by the Company. The investments are carried at cost less accumulated depreciation. Depreciation has been provided on a straight line basis at the rate of 4% per annum for one building and 5% per annum for the other. Accumulated depreciation amounted to $204,400 and $201,200 at December 31, 1997 and 1996, respectively, and related depreciation expense for the years ended December 31, 1997, 1996 and 1995 was $3,200, $3,200 and $3,200, respectively.

        D.  FURNITURE AND EQUIPMENT

               Furniture and equipment is carried at cost and depreciated on a straight line basis over a period of five to ten years except for automobiles which are depreciated over a period of three years. Accumulated depreciation amounted to $219,300 and $4,100,000 at December 31, 1997 and 1996, respectively, and related depreciation expense for each of the three years in the period ended December 31, 1997 was $163,700, $187,200 and $192,000, respectively.

        E.  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

               Premiums from traditional life and annuity policies with life contingencies are recognized generally as income over the premium paying period. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This matching is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

               For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

               Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances and interest credited to policyholders' account balances.

               For the fiscal years ended December 31, 1997, 1996, and 1995, approximately 67.3%, 78.3% and 83.5%, respectively, of premiums from traditional life, annuity, universal life and investment-type contracts received by the Company were attributable to sales to annuitants and policyholders residing in the State of New York. In addition, approximately 0%, 0% and 12.5% of the Company's total insurance revenues from those respective years were attributable to sales through an agency principally owned by a director of the Company until his death in December 1995. Management believes that the Company's transactions with such agency were made on terms at least as fair to the Company as could be obtained from unaffiliated third parties. Compensation of agents is strictly regulated by the New York State Department of Insurance.

        F.  DEFERRED POLICY ACQUISITION COSTS

               The costs of acquiring new business (principally commissions, certain underwriting, agency and policy issue expenses), all of which vary with and are primarily related to the production of new business, have generally been deferred. When a policy is surrendered, the remaining unamortized cost is written off. Deferred policy acquisition costs are subject to recoverability testing at time of policy issue and loss recognition testing at the end of each fiscal year.

               For immediate annuities with life contingencies, deferred policy acquisition costs are amortized over the life of the contract, in proportion to expected future benefit payments.

               For traditional life policies, deferred policy acquisition costs are amortized over the premium paying periods of the related policies using assumptions that are consistent with those used in computing the liability for future policy benefits. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. For these contracts the amortization periods generally are for the scheduled life of the policy, not to exceed 30 years.

               Deferred policy acquisition costs are amortized over periods ranging from 15 to 25 years for universal life products and investment-type products as a constant percentage of estimated gross profits arising principally from surrender charges and interest and mortality margins based on historical and anticipated future experience, updated regularly. The effects of revisions to reflect actual experience on previous amortization of deferred policy acquisition costs, subject to the limitation that the accrued interest on the deferred acquisition costs balance may not exceed the amount of amortization for the year, are reflected in earnings in the period estimated gross profits are revised.

               Unamortized deferred policy acquisition costs for the years ended December 31, 1997 and 1996 are summarized as follows:

                                                        1997              1996
                                                      ---------         ---------
                                                           (in thousands)
        Balance at the beginning of year              $  39,783         $  33,330
        Current year's costs deferred                     9,783             6,307
                                                      ---------         ---------
             Total                                       49,566            39,637
        Less, amortization for the year                   6,581             7,150
                                                      ---------         ---------
             Total                                       42,985            32,487
        Change in amortization (benefit)
             related to unrealized gain
             (loss) in investments                        5,300            (7,296)
                                                      ---------         ---------
        Balance at the end of the year                $  37,685         $  39,783
                                                      =========         =========

        G.  FUTURE POLICY BENEFITS

               Future policy benefits for traditional life insurance policies are computed using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on anticipated experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Benefit liabilities for deferred annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. During the three years in the period ended December 31, 1997, interest rates used in establishing such liabilities range from 4.5% to 11% for life insurance liabilities and from 5.5% to 13.60% for annuity liabilities.

        H.  POLICYHOLDERS' ACCOUNT BALANCES

               Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less mortality and expense charges and withdrawals.

               These account balances are summarized as follows:

                                                           1997            1996           1995
                                                       -------------   ------------   -------------
                                                                      (in thousands)
Account balances at beginning of year                  $   1,260,545   $  1,269,898   $   1,255,691
Additions to account balances                                209,568        190,559         199,510
                                                       -------------   ------------   -------------
              Total                                        1,470,113      1,460,457       1,455,201
Deductions from account balances                             189,213        199,912         185,303
                                                       -------------   ------------   -------------

Account balances at end of year                        $   1,280,900   $  1,260,545   $   1,269,898
                                                       =============   ============   =============


               Interest rates credited to account balances ranged from 4% to 12.5% in 1997, 1996 and 1995.

        I.  FEDERAL INCOME TAXES

               The Company and its subsidiaries file a consolidated Federal income tax return. The asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements is used. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

        J.  SEPARATE ACCOUNTS

               Separate Accounts are established in conformity with New York State Insurance Law and represent funds for which investment income and investment gains and losses accrue to the policyholders. Assets and liabilities (stated at market value) of the Separate Account, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets.

               Deposits to the Separate Account are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to the Separate Account are included in revenues.

        K.  EARNINGS PER COMMON SHARE

               The Financial Accounting Standards Board ("FASB") issued Statement No. 128, "Earnings Per Share" (SFAS No. 128) which specifies the computation, presentation and disclosure requirements of earnings per share for entities with publicly held common stock and potential common stock. Earnings per share (EPS) presented on the face on the consolidated income statement has been calculated to reflect the adoption of SFAS No. 128 by the Company. Basic EPS is computed based upon the weighted average number of common shares outstanding during the year. Diluted EPS is computed based upon the weighted average number of common shares including contingently issuable shares and other dilutive items. The weighted average number of common shares used to compute diluted EPS for the year ending December 31, 1997 was 32,736,202. The dilution from the potential exercise of stock options outstanding did not change basic EPS.

        L.  CASH AND CASH EQUIVALENTS

               Cash and cash equivalents includes cash on hand and amounts due from banks with an original maturity of three months or less.

        M.  NEW ACCOUNTING PRONOUNCEMENTS

               In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 127 amends SFAS No. 125 by deferring for one year the effective date of paragraph 15 of SFAS No. 125, addressing secured borrowings and collateral, and for repurchase agreement, dollar roll, security lending and similar transactions, of paragraphs 9 through 12 and 237(b) of SFAS No. 125. SFAS No. 127 is effective for certain transactions occurring after December 31, 1997, and must be applied prospectively. Management is evaluating the impact of SFAS 125 and 127 on the Company.

               In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), which establishes standards for displaying comprehensive income and its components in a full set of general-purpose financial statements. SFAS 130 is effective for fiscal years beginning after December 15, 1997.

               Also in June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" (SFAS 131). SFAS 131 establishes standards for reporting information about operating segments in annual financial statements and requires reporting selected information about operating segments in interim financial reports issued to shareholders. SFAS 131 is effective for fiscal years beginning after December 15, 1997. The Company's current definition of its operating segments will not change.

2.  INVESTMENTS

        The following information summarizes the components of net investment income and realized investment gains (losses).

Net Investment Income:

                                               Year Ended December 31
                                      -------------------------------------------
                                         1997            1996             1995
                                      ----------      ----------       ----------
                                                   (in thousands)
Fixed maturities                      $  134,740      $  132,467       $  128,310
Common stocks                              1,341           1,315              733
Short-term investments                    14,368          14,226           14,010
Other investment income                   48,797          44,141           32,497
                                      ----------      ----------       ----------
                                         199,246         192,149          175,550

Less investment expenses                   7,428           5,969            4,770
                                      ----------      ----------       ----------

Net investment income                 $  191,818      $  186,180       $  170,780
                                      ==========      ==========       ==========


        The carrying value of fixed maturities which were non-income producing for more than twelve months at December 31, 1997, 1996 and 1995 was $0 million, $0 million and $1.5 million, respectively.

Realized Investment Gains (Losses):

                                             Year Ended December 31,
                                      -----------------------------------------
                                        1997            1996            1995
                                      ---------       ---------        --------
                                                   (in thousands)
Fixed maturities                      $  12,080       $   6,735        $   5,458
Common stocks                            13,959          13,285           11,758
                                      ---------       ---------        ---------
Total realized gains
  on investments                      $  26,039       $  20,020        $  17,216
                                      =========       =========        =========


Unrealized Investment Gains (Losses):

                                             Year Ended December 31,
                                      -------------------------------------------
                                         1997           1996             1995
                                      ----------      ---------       -----------
                                                    (in thousands)
Fixed maturities                      $  109,995      $  61,931       $   107,521
Common stocks                             13,752          8,438             3,668
                                      ----------      ---------       -----------
Unrealized investment
   gains                              $  123,747      $  70,369       $   111,189
Amortization of deferred
   acquisition costs                     (13,686)        (8,378)          (16,012)
Deferred federal income
   taxes                                 (38,521)       (21,697)          (33,445)
                                      ----------      ---------       -----------
Net unrealized investment gain            71,540         40,294            61,732
                                      ==========      =========       ===========
Change in net unrealized
   investment gains                   $   31,246      $ (21,438)      $   101,195
                                      ==========      =========       ===========


        The change in unrealized investment gains (losses) shown above resulted primarily from changes in general economic conditions which directly influenced investment security markets. These changes were also impacted by writedowns of investment securities for declines in market values deemed to be other than temporary.

        The following tables provide additional information relating to investments held by the Company:

DECEMBER 31, 1997:

AVAILABLE FOR SALE:

                                     Amortized       Gross      Unrealized      Market
Type of Investment                   Cost            Gains       Losses         Value
-----------------------------       -------------   ----------  ----------   -------------
                                                          (in thousands)
Fixed Maturities:
Bonds and Notes:
  United States government
     and government agencies
     and authorities                $     518,997   $   21,815  $     (256)  $     540,556
  States, municipalities and
     political subdivisions                26,709        3,574           0          30,283
  Foreign governments                      12,160        2,190           0          14,350
  Public utilities                        189,555       14,142        (425)        203,272
  All other corporate bonds               855,347       74,441      (5,908)        923,880
Preferred stocks, primarily
  corporate                               197,161        8,047      (7,625)        197,583
                                    -------------   ----------  ----------   -------------
Total Fixed Maturities:             $   1,799,929   $  124,209  $  (14,214)  $   1,909,924
                                    =============   ==========  ==========   =============

Common Stocks                       $      32,021   $   14,202  $     (450)  $      45,773
                                    =============   ==========  ==========   =============


DECEMBER 31, 1996:

AVAILABLE FOR SALE:

                                                     Gross Unrealized
                                    Amortized     -----------------------        Market
Type of Investment                  Cost            Gains       Losses           Value
-----------------------------       -----------   ----------   ----------     ------------
                                                          (in thousands)
Fixed Maturities:
Bonds and Notes:
  United States government
     and government agencies
     and authorities                $     29,643   $    2,287   $      (74)   $     31,856
  States, municipalities and
     political subdivisions              567,423       10,062       (2,354)        575,130
  Foreign governments                     12,014          686            0          12,700
  Public utilities                       221,755        4,165       (4,966)        220,954
  All other corporate bonds              774,094       52,386       (9,444)        817,036
Preferred stocks, primarily
  corporate                              156,488       13,624       (4,439)        165,673
                                    ------------   ----------   ----------    ------------
Total Fixed Maturities:             $  1,761,417   $   83,210   $  (21,277)   $  1,823,349
                                    ============   ==========   ==========    ============

Common Stocks                       $     33,621   $    8,993   $     (555)   $     42,059
                                    ============   ==========   ==========    ============


        The estimated fair value of fixed maturities available for sale at December 31, 1997, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                          Estimated Fair Value
                                                          --------------------
                                                               (in thousands)
Due in one year or less                                          $      11,410
Due after one year through five years                                  143,204
Due after five years through ten years                                 112,127
Due after ten years                                                  1,445,600
                                                                 -------------
Total debt securities                                                1,712,341
Preferred stock                                                        197,583
                                                                 -------------

Total                                                            $   1,909,924
                                                                 =============


        Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $718.4 million, $757.7 million and $506.7 million, respectively. During 1997, 1996 and 1995, respectively, gross gains of $16.4 million, $7.3 million and $4.8 million and gross losses of $4.5 million, $7.2 million and $14.7 million were realized on those sales.

        During 1996, the Company restructured or modified the terms of certain fixed maturity investments. Certain of these restructures included debt for equity exchanges. The fixed maturity portfolio, based on carrying value, includes $8.6 million at December 31, 1996 of such restructured securities. These restructures and modifications had no significant impact on gross interest income on these fixed maturities (which is included in net investment income). During 1997, the Company did not restructure or modify the terms of any fixed maturity investments.

        As of December 31, 1997, the Company's mortgage loans were collateralized by commercial office buildings in New York and Pennsylvania.

        Investments in U.S. Government and Government Agencies with an aggregate carrying value of $518,997,000 represents investments owned in any one issuer that aggregate 10% or more of shareholders' equity as of December 31, 1997.

        As of December 31, 1997 securities with a carrying value of approximately $5.5 million were on deposit with various state insurance departments to comply with applicable insurance laws.

        As part of a proposed rehabilitation plan for Fidelity Mutual Life Insurance Company ("Fidelity"), on January 11, 1995 the Insurance Company signed a definitive purchase agreement with the Pennsylvania Insurance Commissioner and Fidelity to invest up to $45 million for a minority (49.9%) stake in a Fidelity subsidiary insurance holding company. In addition, the Company had agreed to purchase $25 million of Senior Notes of such company.

        The Company was informed by the Pennsylvania Insurance Commissioner that in response to the significant improvement in the invested assets of Fidelity, she has reopened the process to select an equity investor for the recapitalization and rehabilitation of Fidelity. The Company disagreed with the Insurance Commissioner's actions and commenced litigation which was settled in the second quarter of 1997. As part of the settlement, the Company received $1.7 million.

3.  NOTES PAYABLE

        Notes payable at December 31, 1997 and 1996 consist of $50 million, 9 1/2% senior notes due December 15, 2000. Interest is payable June 15 and December 15. Debt issue costs are being amortized on the interest method over the term of the notes. As of December 31, 1997, such unamortized costs were $874 thousand. There are no principal payments required for the senior notes over the next three years and the total principal is due on December 15, 2000. The senior notes are callable after December 14, 1998.

        The indenture governing the senior notes contains covenants relating to limitations on additional indebtedness, restricted payments, liens and sale or issuance of capital stock of the Insurance Company. In the event the Company violates such covenants as defined in the indenture, the Company is obligated to offer to repurchase 25% of the outstanding principal amount of such notes. The Company believes that it is in compliance with all of the covenants.

        The short-term note payable is a bank line of credit in the amount of $25,000,000 and provides for interest on borrowings based on market indices. At December 31, 1997 and 1996 the Company had $20,000,000 and $5,000,000
outstanding, respectively. The short-term note payable outstanding at December 31, 1997 and 1996 had a weighted average interest rate of 6.625% and 6.281%, respectively.

4.  SHAREHOLDERS' EQUITY

        The Company is authorized to issue 100,000,000 shares of its $.01 par value Common Stock. At December 31, 1997 32,621,549 shares were outstanding and at December 31, 1996 32,992,835 shares were outstanding.

        During the third quarter of 1997, the Company's Board of Directors increased the quarterly dividend rate to $.06 per share. During 1997 and 1996, the Company purchased and retired 372,300 and 724,000 shares of common stock, respectively. The Company is authorized pursuant to a resolution of the Board of Directors to purchase an additional 232,000 shares of common stock.

        Payment of dividends to the Company by the Insurance Company are effectively restricted by the provisions of the New York Insurance Law ("Insurance Law"). All dividend payments are subject to the review and disapproval by the New York Insurance Department. Under the New York State Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders.

        The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. During 1997, 1996 and 1995, the Insurance Company paid dividends of $24.8 million, $15 million and $5 million, respectively, to the Company.

5.  EMPLOYEE BENEFIT AND DEFERRED COMPENSATION PLANS

        (a)  Employee Retirement Plan

        The Company has a noncontributory defined benefit pension plan covering all eligible employees. The Company is both sponsor and administrator of this plan. The plan provides for pension benefits based on average pay and years of service. It is the Company's general policy to fund accrued pension costs as required under ERISA. In 1997, 1996 and 1995 the Company contributed $50,000, $450,000, and $120,500, respectively to the plan.

        Net pension cost included the following components:

                                                          Year Ended December 31,
                                                        ---------------------------
                                                        1997       1996        1995
                                                        ----       ----        ----
                                                              (in thousands)
               Service cost                           $ 436       $ 405       $ 379
               Interest cost                            370         330         293
               Actual return on plan assets            (343)       (298)       (293)
               Other                                     16          11           0
                                                      -----       -----       -----
                  Net pension cost                    $ 479       $ 448       $ 379
                                                      =====       =====       =====

        The funded status of the plan at December 31, 1997 and 1996 was as follows:

                                                                 December 31,
                                                          --------------------------
                                                             1997             1996
                                                          ---------        ---------
                                                               (in thousands)
            Projected benefits obligation                 $  (5,923)       $  (5,269)
            Plan assets at fair value                         4,558            4,444
                                                          ---------        ---------

            Assets less than projected benefit               (1,365)            (825)
            Unrecognized prior service cost                     167              195
            Unrecognized net gain                              (619)            (757)
                                                          ---------        ---------

            Accrued pension costs                         $  (1,817)       $  (1,387)
                                                          =========        =========

            Accumulated benefit obligation:
            Vested                                        $   4,868        $   4,259
            Nonvested                                             8               33
                                                          ---------        ---------
                                                          $   4,876        $   4,292
                                                          =========        =========


        The following rates were used in computing the pension cost for the years ended December 31:

                                                          1997          1996           1995
                                                          ----          ----           ----

        Weighted-average discount rate                    7.0%          7.0%           7.0%
        Assumed rate of compensation increases            3.0%          3.0%           3.0%
        Expected long-term rates of return                7.5%          7.5%           7.5%

        (b)  Employee Savings Plan

        The Company adopted an Internal Revenue Code (IRC) Section 401(k) plan for its employees effective January 1, 1992. Under the plan, participants may contribute up to a maximum of 15% of their pre-tax earnings or the dollar limit as prescribed by IRC Section 415(d). A portion of participants' pre-tax earnings may be matched by the Company. For the years ended December 31, 1997, 1996 and 1995, the Company's contribution was approximately $43,700, $40,500 and $14,000, respectively.

        (c)  Employee Stock Option Plan

        The Company has adopted an incentive stock option plan recommended by the Board of Directors and approved by the shareholders. This plan grants options to purchase up to 1,000,000 shares of common stock of the Company to officers and key employees. Option prices are 100% of the fair market value at date of grant. The following schedule shows all options granted, exercised, expired and exchanged under the Company's Incentive Stock Option Plan as of December 31, 1997.

        Information relating to the options is as follows:

                                                                      Option Price
                                                      Number            Amount           Total
                                                      of Shares         Per Share        Price
                                                      -----------       ---------   -------------
           Outstanding, January 1, 1995                  194,740        $  4.93     $     961,105
               Granted                                    45,200           7.53           340,200
               Exercised                                 (17,128)          4.88           (83,499)
               Cancelled                                  (1,191)          4.88            (5,806)
                                                      ----------                    -------------

           Outstanding, December 31, 1995                221,621        $  5.47     $   1,212,000
               Granted                                    44,400           9.69           430,125
               Exercised                                (170,433)          4.88          (830,861)
               Cancelled                                 (46,188)          7.20          (332,516)
                                                      ----------                    -------------

           Outstanding, December 31, 1996                 49,400        $  9.08     $     448,748
               Granted                                    66,150          17.49         1,180,706
               Exercised                                  (1,014)          9.69            (9,826)
               Cancelled                                  (2,525)         12.43           (31,398)
                                                      ----------                    --------------

           Outstanding, December 31, 1997                112,011        $14.20      $   1,588,230
                                                      ==========                    =============


        At December 31, 1997, 14,761 options for shares of common stock were exercisable.

        The Company applies Accounting Principles Board Opinion No. 25 and related Interpretations in accounting for its stock option plan. Accordingly, no compensation cost has been recognized for its fixed stock option plan. Had compensation cost for the Company's stock option plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method of FASB Statement 123, the Company's net income and earnings per common share for the year ended December 31, 1997 would have been reduced to the pro forma amounts indicated below:

               Net income (in thousands)
                      As reported                  $61,292
                      Pro forma                     61,188

               Earnings per common share

                      As reported                  $1.87
                      Pro forma                     1.87

        The fair value of options granted under the Company's fixed stock option plan during 1997 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used: dividend yield of 1.19%, expected volatility of 29.81%, risk free interest rate of 7.0%, and expected lives of 4 years.

6.  INCOME TAXES

        The following is a reconciliation of income taxes computed using the Federal statutory rate with the provision for income taxes for the years ended December 31,:

                                                           1997          1996           1995
                                                         ---------     ---------     ---------
                                                                      (in thousands)
           Provision for income taxes computed
              at Federal statutory rate                  $  31,695     $  26,725     $  19,737

           Increase (decrease) in income taxes
                resulting from:
           Utilization of prior unrecognized
              deferred tax asset relating to
              investment losses                               (868)       (5,767)       (7,858)
           Losses producing no current benefit                  81         1,590         1,262
           Other                                            (1,642)         (712)       (5,809)
                                                         ---------     ---------     ---------

              Provision for Federal
              income taxes                               $  29,266     $  21,836     $   7,332
                                                         =========     =========     =========


        The Company provides for deferred income taxes resulting from temporary differences which arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

                                                            1997           1996          1995
                                                        --------        ---------     --------
                                                                      (in thousands)
           Deferred policy acquisition costs            $    341        $    (742)    $    333
           Policyholders' account balances                     5             (216)        (189)
           Investment adjustments                           (481)             135       (1,510)
           Previously accrued expenses
               currently deductible                            0                0            0
           Other                                          (1,764)            (540)        (797)
                                                        --------        ---------     --------
           Deferred Federal income tax benefit          $ (1,899)       $  (1,363)    $ (2,163)
                                                        ========        =========     ========


        Deferred federal income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and
(b) operating loss carryforwards. Significant components of the Company's net deferred tax (asset) liability as of December 31, 1997 and 1996 are as follows (in thousands):

                                                                       1997               1996
                                                                    ----------         ----------
             Deferred income tax asset:
                 Investments                                        $   (6,003)        $   (5,522)
                 Insurance reserves                                     (6,508)            (5,584)
                 Operating loss carryforwards                           (1,669)            (1,903)
                 Other                                                    (249)              (292)
                                                                    ----------         ----------
                                                                       (14,429)           (13,301)
                 Valuation allowance                                     5,322              6,072
                                                                    ----------         ----------
                 Net deferred income tax asset                      $   (9,107)        $   (7,229)
                                                                    ----------         ----------

             Deferred income tax liability:
                 Deferred policy acquisition costs                  $   16,305         $   15,964
                 Net unrealized investment gains                        38,521             21,697
                 Policyholder account balances                              90                 85
                 Other                                                     766              1,132
                                                                    ----------         ----------
             Deferred income tax liability                              55,682             38,878
                                                                    ----------         ----------
             Net deferred income tax liability                      $   46,575         $   31,649
                                                                    ==========         ==========


        The valuation allowance relates principally to investment writedowns recorded for financial reporting purposes, which have not been recognized for income tax purposes, due to the uncertainty associated with their realizability for income tax purposes. Changes in the valuation allowance for the years ended December 31, 1997 and 1996 primarily reflect the reduction in the deferred tax asset as a result of the utilization of previously unrecognized investment losses.

        Prior to 1984, Federal income tax law allowed life insurance companies to exclude from taxable income and set aside certain amounts in a tax memorandum account known as the Policyholder Surplus Account ("PSA"). Under the tax law, the PSA has been frozen at its December 31, 1983 balance of $2,900,000 which may under certain circumstances become taxable in the future. The Insurance Company does not believe that any significant portion of the amount in this account will be taxed in the foreseeable future. Accordingly, no provision for income taxes has been made thereon. If the amount in the PSA were to become taxable, the resulting liability using current rates would be approximately $1,015,000.

        Under current tax law, there are certain limitations on the utilization of non-life insurance company losses ("non-life losses") against life insurance company income ("life income") in a consolidated federal income tax return. The utilization of non-life losses against life income in any year is limited to the lesser of 35 percent of life income or 35 percent of non-life losses. Any unutilized balance of non-life losses is carried over to subsequent tax years.

        The Company has net operating loss carryforwards of approximately $7,337,000 at December 31, 1997 of which $2,949,000 expire in 2009; $2,487,000 in 2010; $1,671,000 in 2011; and $230,000 in 2012.


7.  REINSURANCE

        Reinsurance allows life insurance companies to share risks on a case by case or aggregate basis with other insurance and reinsurance companies. The Insurance Company cedes insurance to the reinsurer and compensates the reinsurer for its assumption of risk. The maximum amount of individual life insurance normally retained by the Company on any one life is $50,000 per policy and $100,000 per life. The maximum retention with respect to impaired risk policies typically is the same. The Insurance Company cedes insurance primarily on an "automatic" basis, under which risks are ceded to a reinsurer on specific blocks of business where the underlying risks meet certain predetermined criteria, and on a "facultative" basis, under which the reinsurer's prior approval is required on each risk reinsured.

        The reinsurance of a risk does not discharge the primary liability of the insurance company ceding that risk, but the reinsured portion of the claim is recoverable from the reinsurer. The major reinsurance treaties into which the Insurance Company has entered can be characterized as follows:

        Reinsurance ceded from the Insurance Company to Life Reassurance Corporation of America and Swiss Re Life & Health America Inc. at December 31, 1997 and 1996 consists of coinsurance agreements aggregating face amounts of $230.6 million and $257.0 million, respectively, representing the amount of individual life insurance contracts that were ceded to the reinsurers. The term "coinsurance" refers to an arrangement under which the Insurance Company pays the reinsurers the gross premiums on the portion of the policy to be reinsured and the reinsurers grant a ceding commission to the Insurance Company to cover its acquisition costs plus a margin for profit.

        Reinsurance premiums ceded for 1997, 1996 and 1995 amounted to approximately $4.5 million, $4.6 million, and $4.5 million, respectively.

8.  STATUTORY FINANCIAL STATEMENTS

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ from GAAP. Material differences resulting from these accounting practices include: deferred policy acquisition costs, deferred Federal income taxes and statutory non-admitted assets are recognized under GAAP accounting while statutory investment valuation reserves are not; premiums for universal life and investment-type products are recognized as revenues for statutory purposes and as deposits to policyholders' accounts under GAAP; different assumptions are used in calculating future policyholders' benefits; and different methods are used for calculating valuation allowances for statutory and GAAP purposes; fixed maturities are recorded principally at market value or amortized cost as appropriate under GAAP while under statutory accounting practices they are recorded principally at amortized cost.

                                       For the years ended December 31,
                                     -------------------------------------
                                       1997          1996           1995
                                     --------      --------       --------
                                                (in thousands)
        Statutory surplus            $296,725      $250,869       $205,135
                                     ========      ========       ========
        Statutory net income         $ 57,081      $ 41,972       $ 38,834
                                     ========      ========       ========


9.  LITIGATION

        From time to time, the Company is involved in litigation relating to claims arising out of its operations in the normal course of business. The Company is not a party to any legal proceedings, the adverse outcome of which, in management's opinion, individually or in the aggregate, would have a material adverse effect on the Company's financial condition or results of operations.

10.  FAIR VALUE INFORMATION

        The following estimated fair value disclosures of financial instruments have been determined using available market information, current pricing information and appropriate valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the Company could have realized in a market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

        For fixed maturities and common stocks, estimated fair values were based primarily upon independent pricing services. For a limited number of privately placed securities, where prices are not available from independent pricing services, the Company estimates market values using a matrix pricing model, based on the issuer's credit standing and the security's interest rate spread over U.S. Treasury bonds. Because it is not practicable to obtain an independent valuation for each limited partnership interest for purposes of disclosure, the market value of a limited partnership interest is estimated to approximate the carrying value. As of December 31, 1997, the Company was committed to contribute, if called upon, an aggregate of approximately $73.7 million of additional capital to certain of these limited partnerships. The market value of short-term investments, mortgage loans and policy loans is estimated to approximate the carrying value.

        Estimated fair values of policyholders' account balances for investment type products (i.e., deferred annuities, immediate annuities without life contingencies and universal life contracts) are calculated by projecting the contract cash flows and then discounting them back to the valuation date at the appropriate discount rate. For immediate annuities without life contingencies, the cash flows are defined contractually. For all other products, projected cash flows are based on an assumed lapse rate and crediting rate (based on the current treasury curve), adjusted for any anticipated surrender charges. The discount rate is based on the current duration-matched treasury curve, plus an adjustment to reflect the anticipated spread above treasuries on investment grade fixed maturity securities, less an expense and profit spread.


December 31, 1997                                Carrying Value            Estimated Fair Value
-----------------                                --------------            --------------------
Assets                                                         (in thousands)
   Fixed Maturities:
      Available for Sale                             1,909,924                   1,909,924
   Common Stock                                         45,773                      45,773
   Mortgage Loans                                       17,865                      17,865
   Policy Loans                                         18,120                      18,120
   Cash and Short-Term Investments                     277,578                     277,578
   Other Invested Assets                               208,162                     208,162

Liabilities
   Policyholders' Account Balances                   1,280,900                   1,288,551
   Note Payable                                         50,000                      52,500
   Short-Term Note Payable                              20,000                      20,000


December 31, 1996                                Carrying Value            Estimated Fair Value
-----------------                                --------------            --------------------
Assets                                                         (in thousands)
   Fixed Maturities:
      Available for Sale                             1,823,349                   1,823,349
   Common Stock                                         42,059                      42,059
   Mortgage Loans                                       18,622                      18,622
   Policy Loans                                         18,068                      18,068
   Cash and Short-Term Investments                     240,857                     240,857
   Other Invested Assets                               176,103                     176,103

Liabilities
   Policyholders' Account Balances                   1,260,545                   1,225,654
   Other Notes Payable                                  50,000                      50,000
   Short-Term Note Payable                               5,000                       5,000


11.  QUARTERLY FINANCIAL DATA (UNAUDITED)

        Summarized quarterly financial data is presented below. Certain amounts have been reclassified to conform to the current year's presentation.

                                                    Three Months Ended
                                    --------------------------------------------------------
             1997                   March 31      June 30      September 30      December 31
             ----                   --------      -------      ------------      -----------
                                             (in thousands, except per share)
    Premiums and other
       insurance revenues           $  6,390      $  6,637     $   9,024         $   7,796
    Net investment income             48,623        49,399        44,444            49,352
    Realized investment
       gains                           2,510         8,503         9,518             5,508
                                    --------      --------     ---------         ---------
    Total revenues                    57,523        64,539        62,986            62,656
                                    ========      ========     =========         =========
    Benefits and expenses             38,951        41,022        40,128            37,045
                                    ========      ========     =========         =========
    Net income                        12,548        16,372        16,018            16,354
                                    ========      ========     =========         =========

    Net income per share            $    .38      $    .50     $     .49         $     .50
                                    ========      ========     =========         =========


                                                    Three Months Ended
                                    --------------------------------------------------------
             1996                   March 31      June 30      September 30      December 31
             ----                   --------      -------      ------------      -----------
                                             (in thousands, except per share)
    Premiums and other
       insurance revenues           $  2,691      $  3,447     $   5,533         $   5,803
    Net investment income             49,753        44,188        42,958            49,281
    Realized investment
       gains                           1,479         8,249         7,484             2,808
                                    --------      --------     ---------         ---------
    Total revenues                    53,923        55,884        55,975            57,892
                                    ========      ========     =========         =========
    Benefits and expenses             36,865        35,418        36,049            38,985
                                    ========      ========     =========         =========
    Net income                        10,358        14,316        14,084            15,763
                                    ========      ========     =========         =========

    Net income per share            $    .31      $    .43     $     .42         $     .44
                                    ========      ========     =========         =========


                        REPORT OF INDEPENDENT ACCOUNTANTS


April 22, 1998


To the Board of Directors of Presidential Life Insurance Company and the Contractholders of its separate account, Presidential Variable Account One


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Presidential Variable Account One, a separate account of Presidential Life Insurance Company (the "Separate Account") at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                December 31, 1997

                                             Foreign       Capital                Natural   Growth and    Strategic
                                          Securities  Appreciation    Growth    Resources       Income  Multi-Asset Multi-Asset
                                           Portfolio     Portfolio Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                          ------------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                      $260,577     $649,841  $1,163,183      $61,080     $197,769    $538,742    $654,872

Liabilities                                       0            0           0            0            0           0           0
                                           -----------------------------------------------------------------------------------

Net Assets                                 $260,577     $649,841  $1,163,183      $61,080     $197,769    $538,742    $654,872
                                           ===================================================================================

Accumulation units outstanding               18,506       14,845      21,523        3,455        6,864      22,997      24,182
                                           ===================================================================================

Unit value of accumulation units           $  14.08     $  43.78  $    54.05      $ 17.68     $  28.81    $  23.43    $  27.09
                                           ===================================================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                December 31, 1997
                                   (Continued)

                                                                                    Government and       Money
                                                High Yield  Target'98  Fixed Income   Quality Bond      Market
                                                 Portfolio  Portfolio     Portfolio      Portfolio   Portfolio        TOTAL
                                                ---------------------------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                             $156,636   $338,374       $81,981       $331,569    $177,211   $4,611,835

Liabilities                                              0          0             0              0           0            0
                                                 --------------------------------------------------------------------------

Net Assets                                        $156,636   $338,374       $81,981       $331,569    $177,211   $4,611,835
                                                 ==========================================================================

Accumulation units outstanding                       6,161     17,036         2,953         11,372       9,843
                                                 =============================================================

Unit value of accumulation units                  $  25.42   $  19.86       $ 27.76       $  29.16    $  18.00
                                                 =============================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1997

                                                  Market Value           Market
Variable Accounts                      Shares        Per Share            Value          Cost
---------------------------------------------------------------------------------------------
Foreign Securities Portfolio           22,854           $11.40       $  260,577    $  252,864

Capital Appreciation Portfolio         20,173            32.21          649,841       405,978

Growth Portfolio                       43,011            27.04        1,163,183       854,261

Natural Resources Portfolio             4,236            14.42           61,080        57,121

Growth and Income Portfolio            11,539            17.14          197,769       145,639

Strategic Multi-Asset Portfolio        47,754            11.28          538,742       554,964

Multi-Asset Portfolio                  48,433            13.52          654,872       618,672

High Yield Portfolio                   18,701             8.38          156,636       148,173

Target '98 Portfolio                   30,559            11.07          338,374       366,672

Fixed Income Portfolio                  6,173            13.28           81,981        81,480

Government and Quality Bond Portfolio  23,746            13.96          331,569       309,325

Money Market Portfolio                177,211             1.00          177,211       177,211
                                                                     ------------------------

                                                                     $4,611,835    $3,972,360
                                                                     ========================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1997

                                                 Foreign       Capital                 Natural  Growth and    Strategic
                                              Securities  Appreciation      Growth   Resources      Income  Multi-Asset Multi-Asset
                                               Portfolio     Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
                                              -------------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains distributions   $  44,462     $  73,975   $ 127,293    $  6,070    $  3,349    $ 120,978   $ 127,297
                                              -------------------------------------------------------------------------------------

     Total investment income                      44,462        73,975     127,293       6,070       3,349      120,978     127,297
                                              -------------------------------------------------------------------------------------

Expenses:
   Mortality risk charge                          (3,728)       (7,489)    (10,722)       (842)     (1,500)      (5,430)     (6,699)
   Expense risk charge                            (1,450)       (2,912)     (4,170)       (327)       (584)      (2,112)     (2,605)
   Administrative expense charge                    (621)       (1,248)     (1,787)       (140)       (250)        (905)     (1,116)
                                              -------------------------------------------------------------------------------------

     Total expenses                               (5,799)      (11,649)    (16,679)     (1,309)     (2,334)      (8,447)    (10,420)
                                              -------------------------------------------------------------------------------------

Net investment income                             38,663        62,326     110,614       4,761       1,015      112,531     116,877
                                              -------------------------------------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
   Proceeds from shares sold                     284,517       522,532     512,518      41,822      31,889      130,408     310,485
   Cost of shares sold                          (250,961)     (332,590)   (386,059)    (35,608)    (25,009)    (132,097)   (288,519)
                                              -------------------------------------------------------------------------------------

Net realized gains (losses) from securities
   transactions                                   33,556       189,942     126,459       6,214       6,880       (1,689)     21,966
                                              -------------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of
   investments:
   Beginning of period                            85,582       315,249     249,326      23,624      22,659       22,580      40,525
   End of period                                   7,713       243,863     308,922       3,959      52,130      (16,222)     36,200
                                              -------------------------------------------------------------------------------------

Change in net unrealized appreciation/
   depreciation of investments                   (77,869)      (71,386)     59,596     (19,665)     29,471      (38,802)     (4,325)
                                              -------------------------------------------------------------------------------------


Increase (decrease) in net assets from
   operations                                  $  (5,650)    $ 180,882   $ 296,669    $ (8,690)   $ 37,366    $  72,040   $ 134,518
                                              =====================================================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1997
                                   (Continued)


                                                                                        Government and       Money
                                                 High Yield    Target'98  Fixed Income    Quality Bond      Market
                                                  Portfolio    Portfolio     Portfolio       Portfolio   Portfolio        TOTAL
                                                 ------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains distributions       $ 15,944     $ 32,835       $ 6,952       $  29,828   $  10,832  $   599,815
                                                 ------------------------------------------------------------------------------
     Total investment income                         15,944       32,835         6,952          29,828      10,832      599,815
                                                 ------------------------------------------------------------------------------

Expenses:
   Mortality risk charge                             (1,456)      (3,085)         (702)         (3,655)     (1,940)     (47,248)
   Expense risk charge                                 (567)      (1,200)         (273)         (1,421)       (755)     (18,376)
   Administrative expense charge                       (243)        (514)         (117)           (609)       (323)      (7,873)
                                                 ------------------------------------------------------------------------------

     Total expenses                                  (2,266)      (4,799)       (1,092)         (5,685)     (3,018)     (73,497)
                                                 ------------------------------------------------------------------------------

Net investment income                                13,678       28,036         5,860          24,143       7,814      526,318
                                                 ------------------------------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
   Proceeds from shares sold                         30,785       32,655         1,133         150,035     101,559    2,150,338
   Cost of shares sold                              (28,037)     (33,404)       (1,117)       (143,621)   (101,559)  (1,758,581)
                                                 ------------------------------------------------------------------------------

Net realized gains (losses) from securities
   transactions                                       2,748         (749)           16           6,414           0      391,757
                                                 ------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of
   investments:
   Beginning of period                                9,905      (13,522)          384          21,864           0      778,176
   End of period                                      8,463      (28,298)          501          22,244           0      639,475
                                                 ------------------------------------------------------------------------------

Change in net unrealized appreciation/
   depreciation of investments                       (1,442)     (14,776)          117             380           0     (138,701)
                                                 ------------------------------------------------------------------------------

Increase (decrease) in net assets from operations  $ 14,984     $ 12,511       $ 5,993       $  30,937   $   7,814  $   779,374
                                                 ==============================================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1997

                                              Foreign        Capital                 Natural  Growth and    Strategic
                                           Securities   Appreciation      Growth   Resources      Income  Multi-Asset   Multi-Asset
                                            Portfolio      Portfolio   Portfolio   Portfolio   Portfolio    Portfolio     Portfolio
                                           -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:

   Net investment income                     $ 38,663       $ 62,326  $  110,614    $  4,761    $  1,015    $ 112,531     $ 116,877
   Net realized gains (losses) from
     securities transactions                   33,556        189,942     126,459       6,214       6,880       (1,689)       21,966
   Change in net unrealized appreciation/
     depreciation
       of investments                         (77,869)       (71,386)     59,596     (19,665)     29,471      (38,802)      (4,325)
                                           -----------------------------------------------------------------------------------------

       Increase (decrease) in net assets
         from operations                       (5,650)       180,882     296,669      (8,690)     37,366       72,040       134,518
                                           -----------------------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                14,359         16,207       9,780         165         848        6,921         2,781
   Cost of units redeemed                    (284,417)      (494,547)   (484,516)    (40,402)    (25,719)    (125,131)     (187,787)
   Net transfers                               19,402         37,891      75,568      10,378      53,880            0       (46,251)
                                           -----------------------------------------------------------------------------------------

       Increase (decrease) in net assets
         from capital transactions           (250,656)      (440,449)   (399,168)    (29,859)     29,009     (118,210)     (231,257)
                                           -----------------------------------------------------------------------------------------

Increase (decrease) in net assets            (256,306)      (259,567)   (102,499)    (38,549)     66,375      (46,170)      (96,739)
Net assets at beginning of period             516,883        909,408   1,265,682      99,629     131,394      584,912       751,611
                                           -----------------------------------------------------------------------------------------

Net assets at end of period                 $ 260,577      $ 649,841  $1,163,183    $ 61,080    $197,769    $ 538,742     $ 654,872
                                           ========================================================================================

ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold                                     664            115         159          15          33          187            46
   Units redeemed                             (19,341)       (11,953)    (10,265)     (2,168)       (998)      (5,338)       (7,110)
   Units transferred                            1,353            987       1,516         527       2,041            0        (1,906)
                                           -----------------------------------------------------------------------------------------

Increase (decrease) in units outstanding      (17,324)       (10,851)     (8,590)     (1,626)      1,076       (5,151)       (8,970)
Beginning units                                35,830         25,696      30,113       5,081       5,788       28,148        33,152
                                           -----------------------------------------------------------------------------------------

Ending units                                   18,506         14,845      21,523       3,455       6,864       22,997        24,182
                                           ========================================================================================


                 See accompanying notes to financial statements.

'
                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1997
                                   (Continued)

                                                                                          Government and        Money
                                                 High Yield     Target '98   Fixed Income   Quality Bond       Market
                                                  Portfolio     Portfolio       Portfolio      Portfolio    Portfolio        TOTAL
                                                 ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:

   Net investment income                           $ 13,678      $ 28,036         $ 5,860      $  24,143     $  7,814  $   526,318
   Net realized gains (losses) from
       securities transactions                        2,748          (749)             16          6,414            0      391,757
   Change in net unrealized appreciation/
       depreciation of investments                   (1,442)      (14,776)            117            380            0     (138,701)
                                                 ---------------------------------------------------------------------------------

       Increase (decrease) in net assets
          from operations                            14,984        12,511           5,993         30,937        7,814      779,374
                                                 ---------------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                          37             0           1,199            518            4       52,819
   Cost of units redeemed                           (25,451)      (22,802)            (47)       (72,982)     (30,190)  (1,793,991)
   Net transfers                                     (2,199)          (12)              0        (55,614)     (67,827)      25,216
                                                 ---------------------------------------------------------------------------------

       Increase (decrease) in net assets
            from capital transactions               (27,613)      (22,814)          1,152       (128,078)     (98,013   (1,715,956)
                                                 ---------------------------------------------------------------------------------

Increase (decrease) in net assets                   (12,629)      (10,303)          7,145        (97,141)     (90,199)    (936,582)
Net assets at beginning of period                   169,265       348,677          74,836        428,710      267,410    5,548,417
                                                 ---------------------------------------------------------------------------------

Net assets at end of period                        $156,636      $338,374         $81,981      $ 331,569     $177,211  $ 4,611,835
                                                 =================================================================================

ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                             0             0              47             10            0
   Units redeemed                                    (1,049)       (1,173)             (2)        (2,570)      (1,734)
   Units transferred                                    (94)            0               0         (1,961)      (3,826)
                                                 --------------------------------------------------------------------

Increase (decrease) in units outstanding             (1,143)       (1,173)             45         (4,521)      (5,560)
Beginning units                                       7,304        18,209           2,908         15,893       15,403
                                                 --------------------------------------------------------------------
Ending units                                          6,161        17,036           2,953         11,372        9,843
                                                 ====================================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1996

                                             Foreign        Capital                  Natural  Growth and    Strategic
                                          Securities   Appreciation      Growth    Resources      Income  Multi-Asset   Multi-Asset
                                           Portfolio      Portfolio   Portfolio    Portfolio   Portfolio    Portfolio     Portfolio
                                          -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income                    $  1,262      $  22,116  $   40,645     $    619    $  5,899     $ 47,836      $ 66,100
   Net realized gains (losses) from
     securities transactions                  10,972         98,111      31,855       14,242       3,844        1,774        19,146
   Change in net unrealized appreciation/
     depreciation of investments              37,000         79,752     186,596           (3)     12,283       21,956        10,641
                                          -----------------------------------------------------------------------------------------

       Increase in net assets from
          operations                          49,234        199,979     259,096       14,858      22,026       71,566        95,887
                                          -----------------------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                5,711            125       7,248        1,337         877        3,220         1,413
   Cost of units redeemed                    (69,974)      (219,376)   (212,884)     (60,393)    (33,088)     (75,566)     (347,361)
   Net transfers                              10,067          6,243      13,819        2,229      10,000            0        13,254
                                          -----------------------------------------------------------------------------------------

       Decrease in net assets from
         capital transactions                (54,196)      (213,008)   (191,817)     (56,827)    (22,211)     (72,346)     (332,694)
                                          -----------------------------------------------------------------------------------------

Increase (decrease) in net assets             (4,962)       (13,029)     67,279      (41,969)       (185)        (780)     (236,807)
Net assets at beginning of period            521,845        922,437   1,198,403      141,598     131,579      585,692       988,418
                                          -----------------------------------------------------------------------------------------

Net assets at end of period                 $516,883      $ 909,408  $1,265,682     $ 99,629    $131,394     $584,912      $751,611
                                          =========================================================================================

ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold                                    412             17         214           59          39          167           114
   Units redeemed                             (5,076)        (6,674)     (5,667)      (3,218)     (1,631)      (3,934)      (16,583)
   Units transferred                             747            193         398          116         512            0           673
                                          -----------------------------------------------------------------------------------------

Decrease in units outstanding                 (3,917)        (6,464)     (5,055)      (3,043)     (1,080)      (3,767)      (15,796)
Beginning units                               39,747         32,160      35,168        8,124       6,868       31,915        48,948
                                          -----------------------------------------------------------------------------------------

Ending units                                  35,830         25,696      30,113        5,081       5,788       28,148        33,152
                                          =========================================================================================


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY
                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1996
                                   (Continued)

                                                                                          Government and        Money
                                                    High Yield    Target '98 Fixed Income   Quality Bond       Market
                                                     Portfolio     Portfolio    Portfolio      Portfolio    Portfolio        TOTAL
                                                    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income                              $ 14,239     $  38,680    $   6,479      $  27,681     $  9,993  $   281,549
   Net realized gains (losses) from
     securities transactions                             2,624        (1,181)       5,062         13,569            0      200,018
   Change in net unrealized appreciation/
       depreciation of investments                        (462)      (28,511)     (11,382)       (35,620)           0      272,250
                                                    ------------------------------------------------------------------------------

       Increase in net assets from operations           16,401         8,988          159          5,630        9,993      753,817
                                                    ------------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                          1,939           (30)       1,198          2,176        1,999       27,213
   Cost of units redeemed                              (36,181)      (97,591)    (103,622)      (201,948)     (16,080)  (1,474,064)
   Net transfers                                        15,000        (5,641)       5,000              0      (69,471)         500
                                                    ------------------------------------------------------------------------------

       Decrease in net assets from capital
          transactions                                 (19,242)     (103,262)     (97,424)      (199,772)     (83,552)  (1,446,351)
                                                    ------------------------------------------------------------------------------

Increase (decrease) in net assets                       (2,841)      (94,274)     (97,265)      (194,142)     (73,559)    (692,534)
Net assets at beginning of period                      172,106       442,951      172,101        622,852      340,969    6,240,951
                                                    ------------------------------------------------------------------------------

Net assets at end of period                           $169,265     $ 348,677    $  74,836      $ 428,710     $267,410  $ 5,548,417
                                                    ==============================================================================

ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                               91             0           41             76          117
   Units redeemed                                       (1,664)       (5,153)      (4,087)        (7,609)        (941)
   Units transferred                                       696          (295)         195              0       (4,109)
                                                    -----------------------------------------------------------------

Decrease in units outstanding                             (877)       (5,448)      (3,851)        (7,533)      (4,933)
Beginning units                                          8,181        23,657        6,759         23,426       20,336
                                                    -----------------------------------------------------------------

Ending units                                             7,304        18,209        2,908         15,893       15,403
                                                    =================================================================


                 See accompanying notes to financial statements.

                               PRESIDENTIAL VARIABLE ACCOUNT ONE
                                              OF
                              PRESIDENTIAL LIFE INSURANCE COMPANY

                                 NOTES TO FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Presidential Variable Account One of Presidential Life Insurance Company (the "Separate Account") is a segregated investment account of Presidential Life Insurance Company (the "Company") which was established pursuant to New York insurance law on August 26, 1987, with units first offered for sale on May 2, 1988. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account is composed of twelve variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the twelve Variable Accounts and do not include balances allocated to the General Account.

     The investment objectives and policies of the twelve portfolios of the Trust are summarized below:

     The FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in a diversified group of equity securities issued by foreign companies and primarily denominated in foreign currencies.

     The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

     The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

     The GROWTH AND INCOME PORTFOLIO seeks to provide high current income and long-term capital appreciation. This portfolio invests primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. This portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

     The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This portfolio invests in growth equity securities, aggressive growth equity securities, investment grade bonds, high-yield, high-risk bonds, international equity securities and money market instruments. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and transactions involving the future delivery of fixed-income securities ("Financial Futures Contracts") and options thereon as a hedge against changes in market conditions.

     The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This portfolio invests in growth equity securities, convertible securities, investment grade fixed-income securities and money market securities. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

     The HIGH YIELD PORTFOLIO seeks high current income. A secondary investment objective is capital appreciation. This portfolio invests at least 65% of its assets in high-yielding, high-risk, income-producing corporate bonds, which generally carry ratings lower than those assigned to investment grade bonds by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or which are unrated. This portfolio may also engage in transactions involving Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     The TARGET '98 PORTFOLIO seeks a predictable compounded investment return for the specified time period, consistent with preservation of capital. This portfolio invests primarily in zero coupon securities and current, interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations. These investments will generally mature no later than November 15, 1998. Accordingly, effective January 1, 1998, no purchase payments or transfers into this portfolio are being accepted.

     The FIXED INCOME PORTFOLIO seeks a high level of current income consistent with preservation of capital. This portfolio invests primarily in investment grade, fixed-income securities and may engage in Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

     The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's or AA or better by S&P.

     The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. The portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

     Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

     The withdrawal charge is 6% of the amount withdrawn if such withdrawal is made within six years of making the purchase payment, but will not exceed 9% of total purchase payments. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

     ANNUITY CHARGE: Contractholders may elect a lump sum payment or one of three annuity options. Option 1 provides a life income with installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If a contractholder elects Option 3, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit.

     ANNUAL CONTRACT CHARGE: An annual contract charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The annual contract charge will be assessed on each anniversary of the issue date of the contract. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




2.   CHARGES AND DEDUCTIONS (continued)

     TRANSFER FEE: A transfer fee of $25 per transaction is assessed on each transfer of funds in excess of fifteen transactions within a contract year or if a transfer is made within 30 days of the issue date of the contract.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred.

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the annuitant and to provide a death benefit if the annuitant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the annual contract charge and the administrative expense charge. Both of these charges are guaranteed by the Company and cannot be increased.

     ADMINISTRATIVE EXPENSE CHARGE: The Company deducts an administrative expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The administrative expense charge is designed to cover those expenses which exceed the revenues from the annual contract charge.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



3.   INVESTMENT IN ANCHOR SERIES TRUST

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 1997 consist of the following:

                                                  Cost of Shares          Proceeds from
        Variable Accounts                               Acquired            Shares Sold
        ------------------------------            --------------          -------------
        Foreign Securities Portfolio                    $ 72,522               $284,517
        Capital Appreciation Portfolio                   144,410                522,532
        Growth Portfolio                                 223,964                512,518
        Natural Resources Portfolio                       16,724                 41,822
        Growth and Income Portfolio                       61,913                 31,889
        Strategic Multi-Asset Portfolio                  124,729                130,408
        Multi-Asset Portfolio                            196,105                310,485
        High Yield Portfolio                              16,850                 30,785
        Target '98 Portfolio                              37,877                 32,655
        Fixed Income Portfolio                             8,146                  1,133
        Government and Quality Bond
           Portfolio                                      46,100                150,035
        Money Market Portfolio                            11,360                101,559
                                                        ========               ========


4.   FEDERAL INCOME TAXES

     The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                                     PART C

                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

         The following financial statements are included in Part A of the Registration Statement:

                 None

         The following financial statements are included in Part B of the Registration Statement:


         Consolidated Financial Statements of Presidential Life Corporation and subsidiaries for the year ended December 31, 1997


         Financial Statements of Presidential Variable Account One for the year ended December 31, 1997


         (b)    Exhibits


         (1)   Resolution Establishing Separate Account     Filed Herewith
         (2)   Custody Agreements                           Not Applicable
         (3)     (a) Distribution Contracts                 Filed Herewith
                 (b) Selling Agreement                      Filed Herewith
         (4)   Variable Annuity Contract                    Filed Herewith
         (5)   Application for Contract                     Filed Herewith
         (6)   Depositor - Corporate Documents
                 (a) Certificate of Incorporation           Filed Herewith
                 (b) By-Laws                                Filed Herewith
         (7)  Reinsurance Contract                          Not Applicable
         (6)  Service Agreement
         (8)  (a) Fund Participation Agreement              Filed Herewith
         (8)  (b) Service Agreement
         (9)  Opinion of Counsel                            Filed Herewith
                 Consent of Counsel                         Filed Herewith
         (10) Consents of Independent Accountants           Filed Herewith
         (11) Financial Statements Omitted from Item 23     Not Applicable
         (12) Initial Capitalization Agreement              Not Applicable
         (13) Performance Computations                      Previously Filed*
         (14) Diagram and Listing of All Persons directly
              or indirectly controlled by or under common
              control with Presidential Life Insurance
              Company, the Depositor or Registrant          Filed Herewith
         (15) Powers of Attorney                            Filed Herewith
         (14) Financial Data Schedules                      Not Applicable


----------------------
* All previously filed exhibits to this Registration Statement and all post-effective amendments thereto are specifically incorporated herein by reference.

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

         The officers and directors of Presidential Life Insurance Company are listed below. Their principal business address is 69 Lydecker Street, Nyack, New York 10960.

         Name                     Position
         -----                    --------

         Herbert Kurz             Chairman of the Board, Chief Executive
                                     Officer, President & Director
         Shirley Jordan           Executive Vice President & Director
         Michael V. Oporto        Chief Financial Officer & Treasurer
         Jerrold Scher            Senior Vice President, Actuary & Director
         Donna Monacelli          Secretary
         Donald Barnes            Senior Vice President
         Michael Reich            Senior Vice President
         Stanley Rubin            Senior Vice President
         Donald Barnes            Senior Vice President & Director
         Charles Snyder           Controller & Assistant Vice President
         Mark Abrams              Vice President
         Maria Kramer             Vice President
         Lawrence Lowell          Vice President
         Andrew Tuck              Vice President
         Kenneth B. Clark         Director
         Richard Giesser          Director
         Melvin Gold              Director
         W. Thomas Knight         Director
         Jerome Johnson           Director
         George McGovern          Director
         Paul Pape                Director
         Irving Schwartz          Director


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

                         Presidential Life Corporation
                         -----------------------------

Presidential Asset    Presidential Life    Presidential Securities    P.L. Assigned
Management Company    Insurance Company    Corporation                Services,Inc.

Item 27. NUMBER OF CONTRACT OWNERS


         As of March 31, 1997, the number of Contract Owners of Presidential Variable Account One was 134, of which 71 represented Qualified Contracts and 63 represented Non-Qualified Contracts.


Item 28. INDEMNIFICATION

         So far as permitted by the laws of the State of New York, any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the Company, or of any corporation which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorneys' fee, actually and necessarily incurred by him in connection with the defense of such action, suit, or proceeding, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, director or employee is liable for negligence or misconduct in the performance of his duties. If said action, suit or proceeding shall be settled with the approval of the Board of Directors and the Court, such director, officer or employee, upon application for payment of such indemnity, shall be entitled to such indemnity in such amount that the court shall approve as reasonable; provided, however, that in the judgment of the Board of Directors, said director, officer, or employee had not in any substantial way been derelict in the performance of his duties as charged in such action, suit or proceeding. The foregoing right to indemnification shall be in addition to other rights to which any such director, officer or employee may be entitled as a matter of law.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITER

         SunAmerica Capital Services, Inc. serves as distributor for the Registrant. Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017.


      The following are the directors and executive officers of SunAmerica Capital Services, Inc.:

         Name                              Position with Distributor
         ----                              --------------------------
         J. Steven Neamtz                  Director and President
         Robert M. Zakem                   Director, Executive Vice
                                             President, General Counsel and
                                             Assistant Secretary
         Peter Harbeck                     Director
         Steven Rothstein                  Treasurer
         Susan L. Harris                   Secretary
         Lorin M. Fife                     Assistant Secretary
         James Nichols                     Vice President
         Per Furmark                       Vice President


              Net Distribution   Compensation on
Name of         Discounts and     Redemption or    Brokerage
Distributor     Commissions      Annuitization    Commissions   Commissions*
-----------   ----------------   -------------    -----------   ------------
SunAmerica          None             None            None           None
Capital
Services, Inc.

__________________
*Distribution fee is paid by Presidential Life Insurance Company


Item 30. LOCATION OF ACCOUNTS AND RECORDS

         Presidential Life Insurance Company, the Depositor for the Registrant, is located at 69 Lydecker Street, Nyack, New York 10960. SunAmerica Capital Services, Inc., is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by each pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31. MANAGEMENT SERVICES

         Not Applicable.


Item 32. UNDERTAKINGS

         Registrant undertakes to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted. Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional

Information, or (2) a written communication in the Prospectus that the Applicant can remove to send for a Statement of Additional Information. Registrant also undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


         Further, the Company undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company,
(2) reasonable in relation to services rendered, and (3) reasonable in relation to the expenses expected to be incurred. Those determinations are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current charge levels and benefits provided, the existence of expense charge guarantees and guaranteed annuity rates.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Nyack, and the State of New York, on this 28th day of April, 1998.

                          PRESIDENTIAL VARIABLE ACCOUNT ONE
                                  (Registrant)

                          By: PRESIDENTIAL LIFE INSURANCE COMPANY
                                  (Depositor)


                          By: /s/ HERBERT KURZ
                              -----------------------------------
                                  Herbert Kurz
                                  Principal Executive Officer


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

SIGNATURES                TITLE                             DATE
----------                -----                             ----
/s/ HERBERT KURZ          Chairman of the Board, Chief      April 28, 1998
-----------------------   Executive Officer, President
    Herbert Kurz          and Director
                          (Principal Executive Officer)

/s/ MICHAEL V. OPORTO     Chief Financial Officer           April 28, 1998
-----------------------   Treasurer and Director
    Michael V. Oporto     (Principal Financial Officer)


/s/ CHARLES SNYDER        Controller                        April 28, 1998
-----------------------   (Chief Accounting Officer)
    Charles Snyder


/s/ SHIRLEY JORDAN        Executive Vice President          April 28, 1998
-----------------------   and Director
    Shirley Jordan


/s/ JERROLD SCHER         Senior Vice President,            April 28, 1998
-----------------------   Actuary and Director
    Jerrold Scher


    Donald Barnes         Senior Vice President
------------------------  and Director
    Donald Barnes


    Kenneth B. Clark*     Director
------------------------
    Kenneth B. Clark


    Richard Giesser*      Director
------------------------
    Richard Giesser


    Melvin Gold*          Director
------------------------
    Melvin Gold


    Jerome Johnson*       Director
------------------------
    Jerome Johnson


/s/ W. THOMAS KNIGHT      Director                          April 28, 1998
------------------------
    W. Thomas Knight

    Paul Pape*            Director
------------------------
    Paul Pape


    Irving Schwartz*      Director
------------------------
    Irving Schwartz



*By: /s/ HERBERT KURZ     Attorney-in-Fact
     -------------------
         Herbert Kurz


Date: April 28, 1998

                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------

(1)        Resolution Establishing Separate Account         Filed Herewith
(2)        Custody Agreements                               Not Applicable
(3)              (a) Distribution Contracts                 Filed Herewith
                 (b) Selling Agreement                      Filed Herewith
(4)        Variable Annuity Contract                        Filed Herewith
(5)        Application for Contract                         Filed Herewith
(6)        Depositor - Corporate Documents
                 (a) Certificate of Incorporation           Filed Herewith
                 (b) By-Laws                                Filed Herewith
(7)        Reinsurance Contract                             Not Applicable
(8)        (a) Fund Participation Agreement                 Filed Herewith
           (b) Service Agreement                            Filed Herewith
(9)        Opinion of Counsel                               Filed Herewith
                 Consent of Counsel                         Filed Herewith
(10)       Consents of Independent Accountants              Filed Herewith
(11)       Financial Statements Omitted from Item 23        Not Applicable
(12)       Initial Capitalization Agreement                 Not Applicable
(13)       Performance Computations                         Previously Filed*
(14)       Diagram and Listing of All Persons directly
           or indirectly controlled by or under common
           control with Presidential Life Insurance
           Company, the Depositor or Registrant             Filed Herewith
(15)       Powers of Attorney                               Filed Herewith
(27)       Financial Data Schedules                         Not Applicable


----------------------
* All previously filed exhibits to this Registration Statement and all post-effective amendments thereto are specifically incorporated herein by reference.